     As filed with the Securities and Exchange Commission on April 25, 1997


                                                       Registration No. 33-64408

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 4
                                    FORM S-6
                         ------------------------------

                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------
A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - II

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:

                              Linda M. Reimer, Esq.
                           New York Life Insurance and
                               Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
Copies to:

Michael Berenson, Esq.                           Michael J. McLaughlin, Esq.
Jordan Burt Berenson & Johnson, LLP              Senior Vice President
Suite 400 East                                   and General Counsel
1025 Thomas Jefferson Street, N.W.               New York Life Insurance Company
Washington, DC  20007                            51 Madison Avenue
                                                 New York, New York  10010


It is proposed that this filing will become effective:

[   ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ X ] on May 1, 1997 pursuant to paragraph (b) of Rule 485.

[   ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[   ] on ___________ pursuant to paragraph (a)(1) of Rule 485.
[   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485.
[   ] on ___________ pursuant to paragraph (a)(2) of Rule 485.
[   ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title and amount of securities being registered:

         Flexible Premium Variable Universal Life Insurance Policy.

F. Proposed maximum aggregate offering price to the public of the securities being registered:

         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has elected to register an indefinite amount of the securites being offered. The Registrant need not file a Rule 24f-2 Notice for the fiscal year ended December 31, 1996, because it did not sell any securities pursuant to such registration during such period.

                              CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS


Item of Form N-8B-2         Prospectus Caption
-------------------         ------------------
       1                    Cover Page; Basic Questions and Answers About Us and
                            Our Policy

       2                    Cover Page

       3                    Not Applicable

       4                    Sales and Other Agreements

       5                    The Separate Accounts

       6                    The Separate Accounts

       9                    Legal Proceedings

       10                   General Provisions of the Policy; Death Benefit
                            Under the Policy; Free Look Provision; Exchange
                            Privilege; Cash Value and Cash Surrender Value;
                            Policy Loan Privilege; The Separate Accounts; The
                            Fixed Account; Charges Under the Policy; Sales and
                            Other Agreements; When We Pay Proceeds; Payment
                            Options; Our Rights; Your Voting Rights; Basic
                            Questions and Answers About Us and Our Policy

       11                   The Separate Accounts; MainStay VP Series Fund,
                            Inc.; The Alger American Fund; Acacia Capital
                            Corporation; Fidelity Variable Insurance Products
                            Fund and Fidelity Variable Insurance Products Fund
                            II; Janus Aspen Series; Morgan Stanley Universal
                            Funds, Inc.

       12                   The Separate Accounts; Sales and Other Agreements

       13                   The Separate Accounts; Charges Under the Policy;
                            MainStay VP Series Fund, Inc.; The Alger American
                            Fund; Acacia Capital Corporation; Fidelity Variable
                            Insurance Products Fund and Fidelity Variable
                            Insurance Products Fund II; Janus Aspen Series;
                            Morgan Stanley Universal Funds, Inc.

       14                   Basic Questions and Answers About Us and Our Policy;
                            The Separate Accounts; Sales and Other Agreements

       15                   Basic Questions and Answers About Us and Our Policy;
                            General Provisions of the Policy

       16                   The Separate Accounts; Investment Return; Basic
                            Questions and Answers About Us and Our Policy;
                            MainStay VP Series Fund, Inc.; The Alger American
                            Fund; Acacia Capital Corporation; Fidelity Variable
                            Insurance Products Fund and Fidelity Variable
                            Insurance Products Fund II; Janus Aspen Series;
                            Morgan Stanley Universal Funds, Inc.

Item of Form N-8B-2         Prospectus Caption
-------------------         ------------------
       17                   Cash Surrender Value; Policy Surrenders and Partial
                            Withdrawals; General Provisions of the Policy

       18                   The Separate Accounts; MainStay VP Series Fund,
                            Inc.; The Alger American Fund; Acacia Capital
                            Corporation; Fidelity Variable Insurance Products
                            Fund and Fidelity Variable Insurance Products Fund
                            II; Janus Aspen Series; Morgan Stanley Universal
                            Funds, Inc.; Investment Return

       19                   Records and Reports

       20                   Not Applicable

       21                   Policy Loan Privilege

       22                   Not Applicable

       23                   Not Applicable

       24                   Additional Provisions of the Policy

       25                   What are NYLIAC and New York Life?

       26                   Not Applicable

       27                   What are NYLIAC and New York Life?

       28                   Directors and Principal Officers of NYLIAC

       29                   What are NYLIAC and New York Life?

       30                   Not Applicable

       31                   Not Applicable

       32                   Not Applicable

       33                   Not Applicable

       34                   Not Applicable

       35                   Not Applicable

       37                   Not Applicable

       38                   Sales and Other Agreements

       39                   Sales and Other Agreements

       40                   Not Applicable

       41                   Sales and Other Agreements

       42                   Not Applicable

Item of Form N-8B-2         Prospectus Caption
-------------------         ------------------
       43                   Not Applicable

       44                   The Separate Accounts; Investment Return; General
                            Provisions of the Policy

       45                   Not Applicable

       46                   The Separate Accounts; Investment Return

       47                   The Separate Accounts; MainStay VP Series Fund,
                            Inc.; The Alger American Fund; Acacia Capital
                            Corporation; Fidelity Variable Insurance Products
                            Fund and Fidelity Variable Insurance Products Fund
                            II; Janus Aspen Series; Morgan Stanley Universal
                            Funds, Inc.

       48                   Not Applicable

       49                   Not Applicable

       50                   The Separate Accounts

       51                   Cover Page; Basic Questions and Answers About Us and
                            Our Policy

       52                   The Separate Accounts; Our Rights

       53                   Federal Income Tax Considerations

       54                   Not Applicable

       55                   Not Applicable

       59                   Financial Statements

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-II

                          PROSPECTUS DATED MAY 1, 1997

                                      FOR

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010

     This Prospectus describes a flexible premium variable universal life insurance policy offered by New York Life Insurance and Annuity Corporation ("NYLIAC"). The Policy provides lifetime insurance protection for individuals. The policy offers flexible premium payments, a choice of two death benefit options, loan privileges, increases and decreases to the policy's face amount of insurance and a choice of premium allocation alternatives, including a guaranteed interest option and the eighteen variable investment divisions listed below.


--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP High Yield Corporate Bond
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP Bond
--   MainStay VP Growth Equity
--   MainStay VP Indexed Equity
--   Alger American Small Capitalization
--   Calvert Socially Responsible
--   Fidelity VIP II: Contrafund
--   Fidelity VIP: Equity-Income
--   Janus Aspen Balanced
--   Janus Aspen Worldwide Growth
--   Morgan Stanley Emerging Markets Equity


We do not guarantee the investment performance of these investment divisions, which involve varying degrees of risk.

     The death benefit may, and the cash surrender value of a policy will, vary up or down depending on the performance of the investment divisions. There is no guaranteed minimum cash surrender value for a policy. However, a policy's death benefit will never be less than its face amount, less outstanding policy debt. Although premiums are flexible, additional premiums may be required to keep the policy in effect. The policy may terminate if its cash surrender value is too small to pay the policy's monthly charges.

     You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. A surrender charge will apply if you surrender the policy during the first fifteen policy years. This charge may also apply if you request a reduction of the face amount or if the policy terminates.

     You may examine the policy for a limited period and cancel it for a full refund of the greater of cash value or premiums paid. Replacing existing insurance with this policy may not be to your advantage.


     This Prospectus provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                     PAGE
                                     ----
DEFINITION OF TERMS................    4
BASIC QUESTIONS AND ANSWERS ABOUT
  US AND OUR POLICY................    8
  What are NYLIAC and New York
     Life?.........................    8
  What Variable Life Insurance
     Policy are we offering?.......    8
  How is the Policy available?.....    8
  What is the Cash Value of the
     Policy?.......................    9
  How is the value of an
     Accumulation Unit
     determined?...................    9
  What are the Investment Divisions
     of the Separate Accounts?.....    9
  What is the Fixed Account?.......   10
  How long will the Policy remain
     in force?.....................   10
  Is the level of the Death Benefit
     guaranteed?...................   10
  Is the Death Benefit subject to
     income taxes?.................   10
  Does the Policy have a Cash
     Surrender Value?..............   10
  What is a modified endowment
     contract?.....................   10
  Can the Policy become a modified
     endowment contract?...........   11
  What about Premiums?.............   11
  What are Unscheduled Premiums?...   11
  When are Premiums put into the
     Fixed Account or the Separate
     Accounts?.....................   11
  How are Premiums allocated among
     the Allocation
     Alternatives?.................   12
  Are there charges against the
     Policy?.......................   12
  What is the loan privilege?......   13
  Do I have a right to cancel?.....   13
  Can the Policy be exchanged or
     all amounts allocated to the
     Fixed Account?................   13
CHARGES UNDER THE POLICY...........   13
  Deductions from Premiums.........   13

                                     PAGE
                                     ----
     Sales Expense Charge..........   14
     Premium Tax Charge............   14
     Federal Tax Charge............   14
  Cash Value Charges...............   14
     Monthly Contract Charge.......   14
     Charge for Cost of Insurance
        Protection.................   15
  Separate Account Charges.........   15
     Mortality and Expense Risk
        Charge.....................   15
     Administrative Charge.........   15
     Other Charges for Federal
        Income Taxes...............   15
  Surrender Charges................   18
     Exceptions to Surrender
        Charge.....................   19
THE SEPARATE ACCOUNTS..............   19
MAINSTAY VP SERIES FUND, INC. .....   20
THE ALGER AMERICAN FUND............   21
ACACIA CAPITAL CORPORATION.........   21
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND AND FIDELITY
  VARIABLE INSURANCE PRODUCTS FUND
  II...............................   21
JANUS ASPEN SERIES.................   22
MORGAN STANLEY UNIVERSAL FUNDS,
  INC. ............................   22
PORTFOLIOS.........................   23
  Additions, Deletions or
     Substitutions of
     Investments...................   26
  Reinvestment.....................   27
GENERAL PROVISIONS OF THE POLICY...   27
  Premiums.........................   27
  Scheduled Premiums...............   27
  Unscheduled Premiums.............   28
  Minimum and Maximum Premium
     Payments......................   28
  Termination......................   28
  Late Period......................   28
  Maturity Date....................   28
DOLLAR COST AVERAGING..............   29
AUTOMATIC ASSET REALLOCATION.......   30

                                     PAGE
                                     ----
DEATH BENEFIT UNDER THE POLICY.....   30
  Face Amount Changes..............   31
CASH VALUE AND CASH SURRENDER
   VALUE...........................   32
  Cash Value.......................   32
  Investment Return................   32
  Cash Surrender Value.............   33
  Partial Withdrawals..............   33
POLICY LOAN PRIVILEGE..............   34
  Source of Loan...................   34
  Loan Interest....................   34
  Repayment........................   34
  Interest on Loaned Value.........   35
FREE LOOK PROVISION................   35
EXCHANGE PRIVILEGE.................   35
  Special New York Requirements....   36
YOUR VOTING RIGHTS.................   36
OUR RIGHTS.........................   37
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC...........................   38
THE FIXED ACCOUNT..................   39
  Interest Crediting...............   40
  Transfers to Investment
     Divisions.....................   40
  Procedures for Telephone
     Transfers.....................   40
FEDERAL INCOME TAX
  CONSIDERATIONS...................   41
  Tax Status of NYLIAC and the
     Separate Accounts.............   41
  Charges for Taxes................   42
  Diversification Standards and
     Control Issues................   42
  Life Insurance Status of
     Policy........................   43
  Modified Endowment Contract
     Status........................   43
  Policy Surrenders and Partial
     Withdrawals...................   44

                                     PAGE
                                     ----
  Policy Loans and Interest
     Deductions....................   45
  Corporate Alternative Minimum
     Tax...........................   45
  Exchanges or Assignments of
     Policies......................   45
  STEP Program.....................   46
  Other Tax Issues.................   46
  Qualified Plans..................   46
  Withholding......................   46
ADDITIONAL PROVISIONS OF THE
  POLICY...........................   46
  Reinstatement Option.............   46
  Additional Benefits You Can Get
     By Rider......................   47
  Payment Options..................   48
  Payees...........................   48
  Proceeds at Interest Options
     (Options 1A and 1B)...........   49
  Life Income Option (Option 2)....   49
  Beneficiary......................   49
  Assignment.......................   49
  Limits on Our Rights to Challenge
     the Policy....................   50
  Misstatement of Age or Sex.......   50
  Suicide..........................   50
  When We Pay Proceeds.............   50
RECORDS AND REPORTS................   51
SALES AND OTHER AGREEMENTS.........   51
LEGAL PROCEEDINGS..................   51
INDEPENDENT ACCOUNTANTS............   52
EXPERTS............................   52
FINANCIAL STATEMENTS...............   52
FINANCIAL STATEMENTS...............  F-1
APPENDIX A. Illustrations of Death
  Benefits, Cash Surrender Values
  and Accumulated Premiums.........  A-1


     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY NYLIAC.

                              DEFINITION OF TERMS


ACCUMULATION UNITS: Accumulation Units are the accounting units used to calculate the values under the Policy held in a Separate Account.


ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Accounts. The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.

ALLOCATION ALTERNATIVES: The Investment Divisions of the applicable Separate Account and the Fixed Account constitute the Allocation Alternatives.

BENEFICIARY: The person or entity specified by the Policyowner to receive insurance proceeds after the Insured dies.


BUSINESS DAY: Generally, any day on which NYLIAC is open and the New York Stock Exchange is open for trading. We are closed on national holidays, Martin Luther King, Jr. Day and the Friday after Thanksgiving. In addition, we may choose to close on the day immediately preceding or following a national holiday. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.


CASH SURRENDER VALUE: The amount payable to a Policyowner upon surrender of the Policy. It is equal to the Cash Value less any surrender charges, any deferred contract charges and any Policy Debt. However, for purposes of determining whether the Policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE: The sum of the Accumulation Value of the Separate Account and the Fixed Account Value of the Policy.

DEATH BENEFIT: The amount payable to the named Beneficiary when the Insured dies. The Death Benefit is equal to the amount calculated under the applicable Life Insurance Benefit Option plus any Death Benefit payable under a Policy rider less any Policy Debt.


ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The available mutual fund portfolios of the Funds. The MainStay VP Series Fund currently has eleven Portfolios available for investment by the Investment Divisions of the Separate Accounts: the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity Portfolios. The Alger American Fund has one Portfolio available to the Separate Accounts: the Alger American Small Capitalization Portfolio. The Acacia Fund has one Portfolio available to the Separate Accounts: the Calvert Responsibly Invested Balanced Portfolio ("Calvert Socially Responsible Portfolio"). The Fidelity Funds have two Portfolios available to the Separate Accounts: the Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II: Contrafund Portfolio") and the Equity-Income Portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP: Equity-Income Portfolio"). The Janus Aspen Series has two Portfolios available to the Separate Accounts: the Balanced Portfolio of the Janus Aspen Series ("Janus Aspen Balanced Portfolio") and the Worldwide Growth Portfolio of the Janus Aspen Series ("Janus Aspen Worldwide Growth Portfolio"). The Morgan Stanley Fund has one Portfolio available to the Separate
Accounts: the Emerging Markets Equity Portfolio of the Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Emerging Markets Equity Portfolio").


FIXED ACCOUNT: Assets in the Fixed Account are not part of the Separate Accounts of NYLIAC. The value of the Fixed Account is supported by assets in the General Account of NYLIAC, which are subject to the claims of its general creditors.

FIXED ACCOUNT VALUE: The sum of the Net Premiums and transfers allocated to the Fixed Account, plus interest credited, less any amounts withdrawn, deducted for charges and/or transferred from the Fixed Account.


FUNDS (EACH INDIVIDUALLY A "FUND"): The MainStay VP Series Fund, Inc. ("MainStay VP Series Fund" and, formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund ("The Alger American Fund"), the Acacia Capital Corporation ("Acacia Fund"), the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II (collectively the "Fidelity Variable Insurance Products Funds" or the "Fidelity Funds"), the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund").


GUIDELINE ANNUAL PREMIUM:  Same as "guideline level premium" as defined in
Section 7702 of the Internal Revenue Code ("IRC"). On the date of issue, it is the annual Premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4% (for surrender charge purposes only, an interest rate of 5% is used).

INSURED:  Person whose life the Policy insures.

INVESTMENT DIVISION: A division of each of the Separate Accounts. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The same date as the Policy Date.

LIFE INSURANCE BENEFIT OPTIONS:  There are two Life Insurance Benefit Options:

OPTION 1--Provides a life insurance benefit equal to the greater of the face amount of the Policy or a percentage of the Cash Value equal to the minimum necessary for the Policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

OPTION 2--Provides a life insurance benefit equal to the greater of the face amount of the Policy plus the Cash Value or a percentage of the Cash Value equal to the minimum necessary for the Policy to qualify as life insurance under
Section 7702 of the IRC. (See the following table for these percentages.)

INSURED'S AGE                          INSURED'S AGE
  ON POLICY       IRC SECTION 7702       ON POLICY       IRC SECTION 7702
 ANNIVERSARY      LIFE INSURANCE %      ANNIVERSARY      LIFE INSURANCE %
--------------    ----------------     -------------     ----------------
     0-40                250               61                   128
      41                 243               62                   126
      42                 236               63                   124
      43                 229               64                   122
      44                 222               65                   120
      45                 215               66                   119
      46                 209               67                   118
      47                 203               68                   117
      48                 197               69                   116
      49                 191               70                   115
      50                 185               71                   113
      51                 178               72                   111
      52                 171               73                   109
      53                 164               74                   107
      54                 157              75-90                 105
      55                 150               91                   104
      56                 146               92                   103
      57                 142               93                   102
      58                 138               94                   101
      59                 134            95 & Over               100
      60                 130

MINIMUM FACE AMOUNT:  $50,000.

MONTHLY DEDUCTION DAY: The date on which the monthly deductions under the Policy are deducted from the Cash Value. The first Monthly Deduction Day will be the Policy Date, and subsequent monthly deductions will be on the same date of each succeeding calendar month.

NET PREMIUM: Premium paid less the Sales Expense, Premium Tax and Federal Tax Charges.

NON-QUALIFIED POLICIES: Policies that do not qualify for special federal income tax treatment.

PARTIAL WITHDRAWAL: A withdrawal of a portion of the Cash Value by the Policyowner.

POLICY: The Flexible Premium Variable Universal Life Insurance Policy offered by NYLIAC that is described in this Prospectus.

POLICY ANNIVERSARY:  The anniversary of the Policy Date.

POLICYOWNER:  The person(s) and/or entity(ies) who owns the Policy.

POLICY DATA PAGE:  Page 2 of the Policy, containing the Policy specifications.

POLICY DATE: The date shown in the Policy which is the starting point for determining Policy Anniversary dates, Policy Years and Monthly Deduction Days.

POLICY DEBT: The amount of the obligation from a Policyowner to NYLIAC from outstanding loans in the Fixed Account to the Policyowner under the Policy. This amount includes any loan interest accrued to date.


POLICY YEAR: The twelve-month period commencing with the Policy Date, and each twelve-month period thereafter.


PREMIUMS:  The total dollar amount paid for the Policy.

PREMIUM TAX CHARGE: A charge based on the expected average amount of premium tax to be paid by NYLIAC to state or other governmental authorities.

PRINCIPAL OFFICE: The administrative office and home office of NYLIAC, which is located at 51 Madison Avenue, New York, New York 10010. All Policies are serviced through the Principal Office.

QUALIFIED POLICIES: Policies acquired by plans that qualify for special federal income tax treatment.

SEC GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that it uses 5% interest rate, Death Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.


SEPARATE ACCOUNT: Separate Account I or Separate Account II, collectively the Separate Accounts.


SEPARATE ACCOUNT I: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account established by NYLIAC to receive and invest Net Premiums paid under Non-Qualified Policies.

SEPARATE ACCOUNT II: NYLIAC Variable Universal Life Separate Account-II, a segregated asset account established by NYLIAC to receive and invest Net Premiums paid under Qualified Policies. Separate Account II may be available in the future.

SURRENDER: A surrender by the Policyowner of all rights under the Policy in exchange for the entire Cash Surrender Value under the Policy.

VALUATION PERIOD: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.


VALUATION TIME: The time of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on any day on which the New York Stock Exchange is open.


WE OR US:  NYLIAC.

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the Policies described in this Prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's Financial Statements are included herein.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. New York Life had total assets amounting to $78.8 billion at the end of 1996, and is authorized to do business in all states, the District of Columbia and the Commonwealth of Puerto Rico. New York Life has invested in NYLIAC, and will, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


     2. WHAT VARIABLE LIFE INSURANCE POLICY ARE WE OFFERING?

     In this Prospectus we are offering a Flexible Premium Variable Universal Life Insurance Policy. We issue the Policy to provide for a Death Benefit, Cash Surrender Value, loan privileges and flexible Premiums. It is called "flexible" because the Policyowner may select the timing and amount of Premiums and adjust the Death Benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because, unlike the fixed benefits of a traditional whole life policy, the Death Benefits and duration of the Policy may, and Cash Surrender Values will, vary to the extent that Cash Value under the Policy is allocated to the Investment Division(s) of the Separate Accounts.

     The Policy is a legal contract between the Policyowner and NYLIAC. The entire contract consists of the application for the Policy (the "Application") and the Policy, which includes any riders the Policy has.

     3. HOW IS THE POLICY AVAILABLE?

     The Policy is available as a Non-Qualified Policy and may in the future be available as a Qualified Policy. The Minimum Face Amount of a Policy is $50,000. Increases must be for at least $5,000 and, in some states, are subject to NYLIAC's maximum retention limits. In New Jersey and New York, increases are allowed once each Policy Year. The Insured may not be older than age 80 as of the Policy Date. Before issuing any Policy we will require satisfactory evidence of insurability. For certain eligible groups under employer-sponsored plans, the Policy and face amount increases may be issued based on simplified underwriting rules and procedures defined by us.

     In some states, Policies may also be purchased in connection with the Severance Trust Executive Program ("STEP"), a non-qualified employee benefit plan. STEP Policies are issued on a unisex basis and any reference in this Prospectus which makes a distinction based on the sex of the Insured, as may be applicable to such Policies, shall be disregarded.

     In Massachusetts and Montana, the Policy is issued only on a unisex basis, and any reference in this Prospectus which makes a distinction based on the sex of the Insured shall be disregarded.

     4. WHAT IS THE CASH VALUE OF THE POLICY?


     The Cash Value is determined by the amount and frequency of Premiums, the investment experience of the Investment Divisions chosen by the Policyowner, the interest earned on the Fixed Account Value, and any Partial Withdrawals and charges imposed in connection with the Policy. The Policyowner bears the investment risk of any depreciation in value of the underlying assets of the Investment Divisions but he or she also reaps the benefit of any appreciation in their value.


     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     The value of an Accumulation Unit on any business day is determined by multiplying the value of that unit on the immediately preceding business day by the net investment factor for the Valuation Period. The Valuation Period is the period from the close of the immediately preceding business day to the close of the current business day. The net investment factor for the Policy used to calculate the value of an Accumulation Unit in any Investment Division of the Separate Accounts for the Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

        (a) is the sum of:

             (1) the net asset value of a fund share held in the Separate Accounts for that Investment Division determined at the end of the current Valuation Period, plus

             (2) the per share amount of any dividends or capital gain distributions made by the fund for shares held in the Separate Accounts for that Investment Division if the ex-dividend date occurs during the Valuation Period.

          (b) is the net asset value of a fund share held in the Separate Accounts for that Investment Division determined as of the end of the immediately preceding Valuation Period.

          (c) is a factor representing the mortality and expense risk fee and administrative charges. This factor accrues daily and is currently equal, on an annual basis, to .70% of the daily net asset value of a fund share in the Separate Accounts for that Investment Division.

     The net investment factor may be greater or less than one; therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT ARE THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNTS?


     Each Separate Account has eighteen Investment Divisions--MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Morgan Stanley Emerging Markets Equity. Each Investment Division of the Separate Accounts invests only in the shares of a single corresponding Eligible Portfolio. The Investment Divisions are designed to provide money to pay benefits under the Policy but they do not guarantee a minimum interest rate nor guarantee against asset depreciation.

     7. WHAT IS THE FIXED ACCOUNT?

     As an alternative to the Separate Accounts, you may allocate or transfer all or part of your funds to the Fixed Account. Premiums applied to and any amounts transferred to the Fixed Account are credited with interest using a fixed interest rate. NYLIAC will set a rate in advance to be effective no earlier than the next day. This rate will never be less than 4% per year. All amounts (including amounts applied to or transferred to the Fixed Account thereafter) receive the new interest rate. Different rates may apply to loaned and unloaned funds.

     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The Policy does not automatically terminate for failure to pay scheduled Premiums. Payment of these amounts does not guarantee the Policy will remain in force. The Policy terminates only when the Cash Surrender Value is insufficient to pay the monthly deduction or where there is an excess loan, and a late period expires without sufficient payment. In New York, Policies issued on or after May 1, 1995 will terminate at the Insured's age 100.

     9. IS THE LEVEL OF THE DEATH BENEFIT GUARANTEED?

     So long as the Policy remains in force, the proceeds payable under the Policy will be based on the Life Insurance Benefit Option in effect on the date of death. Death Benefit proceeds will, however, be reduced by any outstanding Policy Debt, and/or increased by any additional death benefits added by rider.

     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?


     A Death Benefit paid under our Policies may be fully excludable from the gross income of the Beneficiary for federal income tax purposes. For details see FEDERAL INCOME TAX CONSIDERATIONS at page 41.


     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     The Policyowner may surrender the Policy at any time and receive its Cash Value less any Policy Debt less the then applicable surrender charge and any deferred contract charges. Partial Withdrawals are also allowed subject to certain restrictions. The Cash Surrender Value of a Policy fluctuates with the investment performance of the Separate Account Investment Divisions in which the Policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.


     For federal income tax purposes, the Policyowner usually is not taxed on increases in the Cash Surrender Value until he or she actually surrenders the Policy. However, in connection with certain Partial Withdrawals of Cash Value and loans on the Policy, the Policyowner may be taxed on all or a part of the amount distributed. For details see CASH SURRENDER VALUE at page 33 and FEDERAL INCOME TAX CONSIDERATIONS at page 41.



     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?


     A modified endowment contract (as defined by the IRC) is a life insurance policy under which the premiums paid during the first seven contract years exceed the cumulative premiums payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the Policy can subject it to retesting for a new seven-year period. During the Insured's lifetime, distributions from a modified endow-ment contract, including collateral assignments, loans and Partial Withdrawals, are taxable to the extent of any income in the contract and may also incur a penalty tax if the Policyowner is not yet age 59 1/2.


     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?



     Since the Policy permits flexible Premium payments, it may become a modified endowment contract. NYLIAC currently has the systems capability to test a Policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the Policy for the first seven contract years, based on the Policy application and the initial Premium requested, and based on the assumption that there are no increases in Premiums during the period. NYLIAC has instituted procedures to monitor whether a Policy may become a modified endowment contract after issue. For details see FEDERAL INCOME TAX CONSIDERATIONS--Modified Endowment Contract Status at page 43.


     14. WHAT ABOUT PREMIUMS?

     The amount and interval of any scheduled Premiums are shown on the Policy Data Page. A scheduled Premium does not have to be paid to keep the Policy in force, if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day. The amount of any scheduled Premium may be increased or decreased subject to the limits we set. However, in no event may the Premium be an amount which would jeopardize the Policy continuing to qualify as "life insurance," as defined under Section 7702 of the IRC. The frequency of Premium payments may also be changed subject to our minimum Premium rules. Scheduled Premiums end on the Policy Anniversary on which the Insured is age 95.

     15. WHAT ARE UNSCHEDULED PREMIUMS?


     While the Insured is living, you may pay unscheduled Premiums at any time prior to the Policy Anniversary on which the Insured is age 95. Any unscheduled Premiums must equal at least $50. However, in no event may the Premium be an amount which would jeopardize the Policy continuing to qualify as "life insurance," as defined under Section 7702 of the IRC. Unscheduled Premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled Premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that Premium and applying it to the Policy. We also reserve the right to limit the number and amount of any unscheduled Premiums. In certain states, including New York and New Jersey, unscheduled Premiums may be made once each Policy Year. For details see GENERAL PROVISIONS OF THE POLICY--Premiums at page 27.


     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNTS?

     When we receive a Premium, whether scheduled or unscheduled, we will deduct a Sales Expense Charge not to exceed the amount shown on the Policy Data Page. We will also deduct the Premium Tax and Federal Tax Charges. The balance of the Premium (the Net Premium) will be applied to the Separate Accounts, at the Accumulation Unit value determined at the end of the Valuation Period, and to the Fixed Account, when the Premium is received in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made. (Deductions are described in greater detail in "Are there charges against the Policy?")

     17. HOW ARE PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     You may currently maintain Accumulation Value in any number of Allocation Alternatives. Moreover, you may raise or lower the percentages of the Net Premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a Premium payment. Premiums will be allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the Issue Date. Thereafter, Net Premiums will be allocated in accordance with the Policyowner's instructions. (In the District of Columbia, when the Policy is issued, the Premium is allocated entirely to the MainStay VP Cash Management Investment Division. On the later of 20 days after the Policy is delivered or 45 days after the application is executed, the Net Premium is allocated according to the Policyowner's instructions.)

     18. ARE THERE CHARGES AGAINST THE POLICY?


     Certain charges are made against the Policy. Three charges are deducted from each Premium, whether scheduled or unscheduled. A Sales Expense Charge not to exceed 5% is used to partially cover sales expenses. Deductions of 2% and 1.25% are also made for Premium Tax and Federal Tax Charges, respectively. Each Premium, net of these charges, is allocated to the Fixed Account or the Investment Divisions of the Separate Accounts and becomes a part of the Cash Value. For details see DEDUCTIONS FROM PREMIUMS at page 13.


     On each Monthly Deduction Day, the following deductions are made from the Policy's Cash Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page. (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first Policy Anniversary or surrender of the Policy. However, if the Policy is surrendered in the first Policy Year, the full amount deferred is deducted).

          (b) The monthly cost of insurance for the amount of the life insurance benefit in effect at that time;

          (c) The monthly cost for any riders attached to the Policy.

     The Monthly Deduction Day for the Policy is shown on the Policy Data Page. The first Monthly Deduction Day is the Issue Date of the Policy. All monthly deductions are made on a pro-rata basis from each of the Investment Divisions and any unloaned amount in the Fixed Account.

     Some deductions are made on a daily basis against the assets of each Separate Account's Investment Divisions. Daily charges calculated at an annual rate of .60% and .10% of the value of the assets of each Investment Division is charged for mortality and expense risks and administrative charges, respectively. The mortality and expense risk charge may be changed at NYLIAC's option subject to a maximum charge of .90%. Similarly, tax assessments may be calculated daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Separate Accounts' Investment Divisions for federal income taxes attributable to them.

     There are also certain charges when a Policyowner surrenders a Policy or decreases the Policy's face amount. A Partial Withdrawal or a change in the Life Insurance Benefit Option may result in a decrease in face amount. Upon surrender or any transaction which results in a decrease in face amount, a surrender charge is assessed. The surrender charge is deducted from the Cash Value at the time of surrender or decrease.


     Partial Withdrawals of Cash Value are permitted. A charge not to exceed the lesser of $25 or 2% of the amount withdrawn is imposed for each Partial Withdrawal. Where the face amount is decreased, a surrender charge is also imposed. For details see CHARGES UNDER THE POLICY at page 13 and FEDERAL INCOME TAX CONSIDERATIONS at page 41.


     19. WHAT IS THE LOAN PRIVILEGE?

     Using the Policy as sole security, you can borrow any amount up to the loan value of the Policy. The loan value on any given date is equal to 90% of the Cash Value less applicable surrender charges, less any deferred contract charge and less any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?


     Yes. Upon issue, Premiums will be allocated to the MainStay VP Cash Management Division until the end of the free look period, as stated in your Policy. Under the free look provision, you, the Policyowner, generally have twenty days (ten days in New York) after you receive the Policy to return the Policy and receive a refund. The Policy may be returned to our Principal Office, to any of our agency offices, or to the registered representative who sold you the Policy. For details see FREE LOOK PROVISION at page 35.


     21. CAN THE POLICY BE EXCHANGED OR ALL AMOUNTS ALLOCATED TO THE FIXED ACCOUNT?


     You have the right during the first two Policy Years to either (1) transfer all of the Policy's Accumulation Value to the Fixed Account, or (2) exchange the Policy for a permanent fixed benefit policy offered by us for this purpose. Similar rights are available during the first two years after an increase in the Policy's face amount. For details see EXCHANGE PRIVILEGE at page 35. Policies issued in Colorado, Massachusetts and New York have special rights when NYLIAC changes the objective of an Investment Division. See your Policy for additional details, as well as EXCHANGE PRIVILEGE at page 35 and OUR RIGHTS at page 37.


                            CHARGES UNDER THE POLICY

     Certain charges are deducted to compensate for providing the insurance benefits under the Policy, for any riders, for administering the Policy, for assuming certain risks, and for incurring certain expenses in distributing the Policy.

DEDUCTIONS FROM PREMIUMS

     When we receive a Premium, whether scheduled or unscheduled, we will deduct a Sales Expense Charge not to exceed the amount shown on the Policy Data Page, which is part of the Policy provided to each Policyowner. The Sales Expense Charge will not exceed 5% of any Premium. We will also deduct a Premium Tax Charge which is an amount equal to the expected average premium tax and a federal tax charge. The Net Premium will be applied to the Separate Accounts and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.

     SALES EXPENSE CHARGE


     The Sales Expense Charge component of the Premium deduction will not exceed 5% of any Premium and is in addition to the surrender charge (for a discussion of the surrender charge, see SURRENDER CHARGES at page 18). The Sales Expense Charge is currently eliminated after the tenth Policy Year. We reserve the right to impose this charge in Policy Year 11 and thereafter in the future. The amount of the Sales Expense Charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the Sales Expense Charge and the surrender charge, they will be recovered from NYLIAC surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the Policy, see SALES AND OTHER AGREEMENTS at page 51.


     PREMIUM TAX CHARGE

     Various states and jurisdictions impose a tax on premiums received by insurance companies. These taxes vary from state to state. We deduct 2% of each Premium to cover state premium taxes. NYLIAC reserves the right to increase this charge (except in New Jersey) consistent with changes in applicable law.

     FEDERAL TAX CHARGE

     NYLIAC's federal tax obligations will increase based upon Premiums received under the Policies. We deduct 1.25% of each Premium to cover this federal tax charge. NYLIAC reserves the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").

CASH VALUE CHARGES

     On each Monthly Deduction Day, a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders are deducted from the Accumulation Value and Fixed Account Value in proportion to the non-loaned Cash Value in the Separate Accounts and the Fixed Account.

     MONTHLY CONTRACT CHARGE

     In the first Policy Year, there is a charge currently equal to $300 on an annual basis to compensate NYLIAC for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with Policyowners. In subsequent Policy Years, the charge currently is equal to $72 on an annual basis. These charges are not designed to produce a profit. While these charges may increase or decrease, they will never exceed $324 on an annual basis in the first Policy Year and $96 in each Policy Year thereafter. These charges are deducted on the Issue Date and on each Monthly Deduction Day thereafter. In the first Policy Year, the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) is advanced to your Accumulation Value and deduction is deferred to the earlier of the first Policy Anniversary or Surrender of the Policy.

     CHARGE FOR COST OF INSURANCE PROTECTION

     A charge for the cost of insurance protection is deducted on each Monthly Deduction Day and is based on such factors as the sex, smoker class, duration, underwriting class, and issue age of the Insured and the face amount of the Policy. This charge is also based on future expectations of such factors as investment income, mortality, expense and persistency. Any changes in the charge will be in accordance with the procedures and standards on file with all appropriate officials, including the Superintendent of Insurance of the State of New York. For the initial face amount, the monthly cost of insurance charge will be reviewed whenever the rates for new issues change, but in any event, at least once every five years and not more frequently than annually. This charge will never exceed the guaranteed charge shown in the Policy. For increases in face amount, the charge for the cost of insurance protection will vary based on the sex, smoker class, underwriting class, attained age at the time of the increase and the duration from the date of the increase, not the current attained age. The charge varies monthly because it is determined by multiplying the applicable cost of insurance rates by the amount at risk each Policy month and then adding the amount of any applicable flat extra charge. Charges for any optional benefits added by rider are also deducted from the Cash Value.

     Under an increase in face amount, new cost of insurance rates apply to the new coverage segment based on the rating for the increase. Elected decreases in face amount reduce or cancel prior segments and their associated cost of insurance rates on a last-in-first-out basis.

SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE

     We charge the Investment Divisions for the mortality and expense risks we assume. We deduct a daily charge at an effective annual rate of .60% of the value of each Investment Division's assets, subject to a guaranteed maximum of
 .90%.

     The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

     If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.

     ADMINISTRATIVE CHARGE

     We charge the Investment Divisions a daily charge for providing Policy administrative services equal, on an annual basis, to .10% of the average daily net asset value of the applicable Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.

     OTHER CHARGES FOR FEDERAL INCOME TAXES


     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we may make such a charge eventually in order to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS at page 41.

     The chart on the following two pages summarizes the 1996 Separate Account charges applicable to a Policy, as well as the charges at the Fund level:(a)


                                                                 MAINSTAY                            MAINSTAY VP
                                                  MAINSTAY VP       VP                    MAINSTAY   HIGH YIELD    MAINSTAY VP
                                                    CAPITAL        CASH     MAINSTAY VP      VP       CORPORATE   INTERNATIONAL
                                                  APPRECIATION  MANAGEMENT  CONVERTIBLE  GOVERNMENT     BOND         EQUITY
                                                  ------------  ----------  -----------  ----------  -----------  -------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
  Mortality and Expense Risk Fees(b).............     0.60%        0.60%       0.60%        0.60%       0.60%         0.60%
  Administration Fees............................     0.10%        0.10%       0.10%        0.10%       0.10%         0.10%
  Total Separate Account Annual Expenses.........     0.70%        0.70%       0.70%        0.70%       0.70%         0.70%

FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees..................................     0.36%        0.25%       0.36%        0.30%       0.30%         0.60%
  Administration Fees............................     0.20%        0.20%       0.20%        0.20%       0.20%         0.20%
  Other Expenses.................................     0.19%(c)     0.19%(c)    0.17%(d)     0.21%(c)    0.17%(d)      0.17%(d)
  Total Fund Annual Expenses.....................     0.75%(c)     0.64%(c)    0.73%(d)     0.71%(c)    0.67%(d)      0.97%(d)


                                                   MAINSTAY VP
                                                      TOTAL     MAINSTAY VP  MAINSTAY VP
                                                     RETURN        VALUE        BOND
                                                   -----------  -----------  -----------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
  Mortality and Expense Risk Fees(b).............     0.60%        0.60%        0.60%
  Administration Fees............................     0.10%        0.10%        0.10%
  Total Separate Account Annual Expenses.........     0.70%        0.70%        0.70%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees..................................     0.32%        0.36%        0.25%
  Administration Fees............................     0.20%        0.20%        0.20%
  Other Expenses.................................     0.19%(c)     0.17%(d)     0.13%(c)
  Total Fund Annual Expenses.....................     0.71%(c)     0.73%(d)     0.58%(c)


------------
(a) This chart does not reflect deductions from Premiums and Cash Value charges which are described in the immediately preceding sections.
(b) This is the current fee; maximum is 0.90%.

(c) An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect the absence of the limitation in 1996.


(d) These numbers reflect an expense reimbursement agreement effective through December 31, 1997 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ended December 31, 1996 would have been 1.46%, 0.71%, 1.51% and 0.79% for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios, respectively. Numbers for the MainStay VP Convertible Portfolio have been annualized based on the period from October 1, 1996 (the date of inception) to December 31, 1996.

                                            MAINSTAY VP  MAINSTAY VP  ALGER AMERICAN    CALVERT                      FIDELITY VIP:
                                              GROWTH       INDEXED        SMALL        SOCIALLY    FIDELITY VIP II:     EQUITY-
                                              EQUITY       EQUITY     CAPITALIZATION  RESPONSIBLE     CONTRAFUND         INCOME
                                            -----------  -----------  --------------  -----------  ----------------  --------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
  Mortality and Expense Risk Fees(b).......    0.60%        0.60%          0.60%         0.60%           0.60%            0.60%
  Administration Fees......................    0.10%        0.10%          0.10%         0.10%           0.10%            0.10%
  Total Separate Account Annual
    Expenses...............................    0.70%        0.70%          0.70%         0.70%           0.70%            0.70%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value)
  Advisory Fees............................    0.25%        0.10%          0.85%         0.71%(e)        0.61%            0.51%
  Administration Fees......................    0.20%        0.20%             --            --              --               --
  Other Expenses...........................    0.13%(c)     0.20%(c)       0.03%         0.13%(e)        0.13%            0.07%
  Total Fund Annual Expenses...............    0.58%(c)     0.50%(c)       0.88%         0.84%(e)        0.74%(f)         0.58%(f)

                                                          JANUS ASPEN  MORGAN STANLEY
                                             JANUS ASPEN   WORLDWIDE      EMERGING
                                              BALANCED      GROWTH     MARKETS EQUITY
                                             -----------  -----------  --------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
  Mortality and Expense Risk Fees(b).......     0.60%        0.60%          0.60%
  Administration Fees......................     0.10%        0.10%          0.10%
  Total Separate Account Annual
    Expenses...............................     0.70%        0.70%          0.70%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value)
  Advisory Fees............................     0.79%        0.66%          0.85%
  Administration Fees......................        --           --          0.25%
  Other Expenses...........................     0.15%        0.14%          0.65%
  Total Fund Annual Expenses...............     0.94%(g)     0.80%(g)       1.75%(h)


------------

(e) "Other Expenses" are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. The "Advisory Fee" includes a performance adjustment which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflect an indirect fee of 0.03%. "Total Fund Annual Expenses" after reductions for fees paid indirectly would have been 0.81%.


(f) A portion of the brokerage commissions that these Portfolios pay was used to reduce the Portfolios' annual expenses. In addition, these Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.71% for the Fidelity VIP II: Contrafund Portfolio and 0.56% for the Fidelity VIP: Equity-Income Portfolio.


(g) Janus Capital Corporation ("JCC") has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. Absent such reductions, "Advisory Fees" and "Total Fund Annual Expenses" for the fiscal year ended December 31, 1996 would have been 0.92% and 1.07%, respectively, for the Janus Aspen Balanced Portfolio and 0.77% and 0.91%, respectively, for the Janus Aspen Worldwide Growth Portfolio.


(h) "Other Expenses" for the Morgan Stanley Emerging Markets Equity Portfolio are estimated for the current fiscal year. Morgan Stanley Asset Management Inc. has agreed to a reduction in its management fees and to reimburse the Portfolio if such fees would cause the "Total Fund Annual Expenses" to exceed 1.75% of average daily net assets. Absent such reductions, it is estimated that "Advisory Fees" and "Total Fund Annual Expenses" would be 1.25% and 6.17%, respectively.

SURRENDER CHARGES

     During the first 15 policy years, a surrender charge will be assessed on a complete Surrender or decrease in face amount, including decreases caused by a change in the Life Insurance Benefit Option or Partial Withdrawals on Option 1 Policies. This surrender charge is in addition to the Sales Expense Charge discussed above. The surrender charge in the first Policy Year is equal to 25% of Premiums paid to date up to the Guideline Annual Premium, as determined in accordance with applicable SEC rules, for the first year, plus 5% of Premiums paid in that year which are in excess of the SEC Guideline Annual Premium for the first year but not in excess of the sum of the SEC Guideline Annual Premiums through the sixth Policy Year. The surrender charge in the second Policy Year and thereafter is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to 25% of the lesser of the Premiums paid to date or the SEC Guideline Annual Premium for the first Policy Year, plus 5% of the lesser of: (i) Premiums paid in excess of the SEC Guideline Annual Premium for the first Policy Year, or (ii) the sum of the SEC Guideline Annual Premiums for the first six Policy Years, minus the SEC Guideline Annual Premium for the first Policy Year.

                                YEAR                            SURRENDER CHARGE
        -----------------------------------------------------   ----------------
        2-6..................................................          100%
          7..................................................           90%
          8..................................................           80%
          9..................................................           70%
         10..................................................           60%
         11..................................................           50%
         12..................................................           40%
         13..................................................           30%
         14..................................................           20%
         15..................................................           10%
         16+.................................................            0%

     During the first two Policy Years, the surrender charge is further limited to the sum of: (i) 30% of all Premiums paid during the first two Policy Years up to one SEC Guideline Annual Premium, plus (ii) 10% of all Premiums in the first two Policy Years in excess of one SEC Guideline Annual Premium, but not more than two SEC Guideline Annual Premiums, plus (iii) 9% of all Premium payments in the first two Policy Years in excess of two SEC Guideline Annual Premiums, less
(iv) any Sales Expense Charges deducted from such Premiums, less (v) any surrender charge previously deducted.

     Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, including an increase caused by a change in the Life Insurance Benefit Option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative SEC Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge which would have been payable on a complete Surrender prior to the decrease and the surrender charge which would be payable on a complete Surrender after the decrease. For example, assume a Policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete Surrender of the Policy prior to the decrease would result in a surrender charge of $1,250 and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year in which the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time that a Policy is issued or the face amount is increased.

     EXCEPTIONS TO SURRENDER CHARGE

     There are a number of exceptions to the imposition of a surrender charge, including among others, cancellation of a Policy by NYLIAC, the payment of proceeds upon the death of the Insured, or a Surrender or Partial Withdrawal which constitutes an IRS minimum distribution for the Policy.

  How the Policy Works

     This example is based on the illustration from page A-1, assuming a 6% hypothetical gross annual investment return and current charges:


Scheduled Annual Premium..........................................   $2,000.00
less:      Sales Expense Charge (5%)..............................      100.00
           Premium Tax Charge (2%)................................       40.00
           Federal Tax Charge (1.25%).............................       25.00
                                                                     ---------
equals:    Net Premium............................................   $1,835.00
plus:      Net investment performance (varies monthly)............       74.29
less:      Monthly contract charges ($6 per month currently)......       72.00
less:      Charges for cost of insurance (varies monthly).........      283.78
                                                                     ---------
equals:    Cash Value.............................................   $1,553.51
less:      Surrender Charge (25% of Premium up to SEC Guideline
           Annual Premium plus 5% of excess Premiums paid)........      473.49
less:      Balance of First Year Monthly Contract Charge(1).......      228.00
                                                                     ---------
equals:    Cash Surrender Value...................................   $  852.02


------------
(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value and deduction is deferred to the earlier of the first Policy Anniversary or Surrender of the Policy.

                             THE SEPARATE ACCOUNTS

     Each of the Separate Accounts was established as of June 4, 1993, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Accounts are registered as unit investment trusts with the SEC under the Investment Company Act of 1940, but such registration does not signify that the SEC supervises the management, or the investment practices or policies, of the Separate Accounts. The Separate Accounts meet the definition of "separate account" under the federal securities laws.

     Although the assets of each of the Separate Accounts belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and are not chargeable with liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Accounts exceed the reserves and other liabilities of that Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Accounts are credited to or are charged against the assets of those Accounts, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Accounts is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.



     Each of the Separate Accounts currently has eighteen Investment Divisions which invest Premiums solely in the corresponding Eligible Portfolios of the Funds. The Eligible Portfolios are: the MainStay VP Capital Appreciation Portfolio, the MainStay VP Cash Management Portfolio, the MainStay VP Convertible Portfolio, the MainStay VP Government Portfolio, the MainStay VP High Yield Corporate Bond Portfolio, the MainStay VP International Equity Portfolio, the MainStay VP Total Return Portfolio, the MainStay VP Value Portfolio, the MainStay VP Bond Portfolio, the MainStay VP Growth Equity Portfolio, the MainStay VP Indexed Equity Portfolio, the Alger American Small Capitalization Portfolio, the Calvert Socially Responsible Portfolio, the Fidelity VIP II: Contrafund Portfolio, the Fidelity VIP: Equity-Income Portfolio, the Janus Aspen Balanced Portfolio, the Janus Aspen Worldwide Growth Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio.


     Investment Divisions may, subject to any required regulatory approvals, be added or deleted at the discretion of NYLIAC.

     NYLIAC may accumulate in the Separate Accounts the charge for mortality and expense risks, monthly charges assessed against the Policy and investment results applicable to those assets that are in excess of net assets supporting the Policies.

                         MAINSTAY VP SERIES FUND, INC.

     The Separate Accounts currently invest in eleven Eligible Portfolios of the MainStay VP Series Fund, a diversified open-end management investment company.

     MacKay-Shields Financial Corporation ("MacKay-Shields") is the investment adviser to the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield
Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, and MainStay VP Value Portfolios. Monitor Capital Advisors, Inc. ("Monitor") is the investment adviser to the MainStay VP Indexed Equity Portfolio and New York Life is the investment adviser to the MainStay VP Bond and MainStay VP Growth Equity Portfolios. MacKay-Shields, Monitor and New York Life provide investment advisory services to these Portfolios in accordance with the policies, programs and guidelines established by the Board of Directors of the MainStay VP Series Fund. As compensation for such services, the MainStay VP Series Fund pays MacKay-Shields a fee in the form of a daily charge at an annual rate of .36%,
 .25%, .36%, .30%, .30%, .60%, .32% and .36% of the aggregate daily net assets of the MainStay VP Capital Appreciation Portfolio, the MainStay VP Cash Management Portfolio, the MainStay VP Convertible Portfolio, the MainStay VP Government Portfolio, the MainStay VP High Yield Corporate Bond Portfolio, the MainStay VP International Equity Portfolio, the MainStay VP Total Return Portfolio and the MainStay VP Value Portfolio, respectively. The MainStay VP Series Fund pays Monitor a fee in the form of a daily charge at an annual rate of .10% of the aggregate daily net assets of the MainStay VP Indexed Equity Portfolio. The

MainStay VP Series Fund pays New York Life a fee in the form of a daily charge at an annual rate of .25% of the aggregate daily net assets of each of the MainStay VP Bond and MainStay VP Growth Equity Portfolios. See the prospectus for the MainStay VP Series Fund which is attached to this Prospectus.

                            THE ALGER AMERICAN FUND

     The Separate Accounts currently invest in the Alger American Small Capitalization Portfolio of The Alger American Fund. Currently, the Alger American Small Capitalization Portfolio is the only Eligible Portfolio available through The Alger American Fund for investment by the Separate Accounts.

     Fred Alger Management, Inc. ("FAM") provides investment advisory services to the Alger American Small Capitalization Portfolio in accordance with the policies, programs and guidelines established by the Board of Trustees of The Alger American Fund. As compensation for such services, The Alger American Fund pays FAM a fee in the form of a daily charge at an annual rate of .85% of the average daily net assets of the Portfolio. See the prospectus for The Alger American Fund which is attached to this Prospectus.

                           ACACIA CAPITAL CORPORATION

     The Separate Accounts currently invest in the Calvert Socially Responsible Portfolio of Acacia Capital Corporation. Currently, the Calvert Socially Responsible Portfolio is the only Eligible Portfolio available through the Acacia Fund for investment by the Separate Accounts.


     Calvert Asset Management Company, Inc. ("CAM") provides investment advisory services to the Calvert Socially Responsible Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Acacia Fund. As compensation for such services, the Acacia Fund pays CAM a fee in the form of a daily charge at an annual rate of .70% of the first $500 million of the average daily net assets of the Calvert Socially Responsible Portfolio, .65% of the next $500 million of average daily net assets of the Portfolio, and .60% of the average daily net assets of the Portfolio in excess of $1 billion. This fee may be reduced or increased by up to 0.15%, depending on the performance of the Calvert Socially Responsible Portfolio relative to the Lipper Balanced Funds Index. See the prospectus for the Acacia Capital Corporation which is attached to this Prospectus.


                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND
                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II


     The Separate Accounts currently invest in the Fidelity VIP II: Contrafund and Fidelity VIP: Equity-Income Portfolios of the Fidelity Variable Insurance Products Funds. Currently, the Fidelity VIP II: Contrafund and Fidelity VIP:
Equity-Income Portfolios are the only Eligible Portfolios available through the Fidelity Funds for investment by the Separate Accounts.



     Fidelity Management and Research Company ("FMR") provides investment advisory services to the Fidelity VIP II: Contrafund and Fidelity VIP:
Equity-Income Portfolios in accordance with the policies, programs and guidelines established by the Boards of

Trustees of the Fidelity Variable Insurance Products Funds. As compensation for such services, the Fidelity Funds pay FMR a monthly fee in the form of a charge, calculated on a monthly basis by adding a group fee rate to an individual Portfolio fee rate, and multiplying the result by the Portfolios' average net assets. The group fee rate is based on the average net assets of all the mutual fund assets advised by FMR, and cannot rise above .52%. FMR pays, at its own expense, FMR U.K. and FMR Far East an annual fee equal to 50% of its management fee rate with respect to the Fidelity VIP II: Contrafund Portfolio's investments that each sub-advisor manages on a discretionary basis. See the prospectus for the Fidelity Variable Insurance Products Funds which is attached to this Prospectus.


                               JANUS ASPEN SERIES


     The Separate Accounts currently invest in the Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios of the Janus Aspen Series. Currently, the Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios are the only Eligible Portfolios available through the Janus Aspen Series for investment by the Separate Accounts.



     Janus Capital Corporation ("JCC") provides investment advisory services to the Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios in accordance with the policies, programs and guidelines established by the Board of Trustees of the Janus Aspen Series. As compensation for such services, the Janus Aspen Series pays JCC a management fee in the form of a daily charge at an annual rate of 1.00% for the first $30 million of the average daily net assets of each Portfolio, .75% of the next $270 million of the average daily net assets of each Portfolio, .70% of the next $200 million of the average daily net assets of each Portfolio, and .65% of an amount over $500 million of the average daily net assets of each Portfolio. JCC has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. See the prospectus for the Janus Aspen Series which is attached to this Prospectus.


                      MORGAN STANLEY UNIVERSAL FUNDS, INC.

     The Separate Accounts currently invest in the Morgan Stanley Emerging Markets Equity Portfolio of the Morgan Stanley Universal Funds, Inc. Currently, the Morgan Stanley Emerging Markets Equity Portfolio is the only Eligible Portfolio available through the Morgan Stanley Fund for investment by the Separate Accounts.

     Morgan Stanley Asset Management Inc. ("MSAM") provides investment advisory services to the Morgan Stanley Emerging Markets Equity Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Morgan Stanley Fund. As compensation for such services, the Morgan Stanley Fund pays MSAM a quarterly management fee in the form of a daily charge at an annual rate of 1.25% for the first $500 million of the average daily net assets of the Portfolio, 1.20% of the next $500 million of the average daily net assets of the Portfolio, and 1.15% of the average daily net assets of the Portfolio in excess of $1 billion. MSAM has agreed to a reduction in their management fees and to reimburse the Portfolio if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.75% of average daily net assets. See the prospectus for the Morgan Stanley Universal Funds, Inc. which is attached to this Prospectus.

                                   PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

     THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

     The MainStay VP Capital Appreciation Portfolio seeks long-term growth of capital. It seeks to achieve its primary investment objective by maintaining a flexible approach towards investing in various types of companies as well as types of securities depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, the Portfolio will seek to invest in securities issued by companies with investment characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index ("S&P 500") and increasing return on investment. Dividend income, if any, is a consideration incidental to the Portfolio's objective of growth of capital.

     THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO

     The MainStay VP Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government Securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     THE MAINSTAY VP CONVERTIBLE PORTFOLIO

     The MainStay VP Convertible Portfolio seeks capital appreciation together with current income. The Portfolio will invest primarily in convertible securities consisting of bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stocks. Certain of the Portfolio's investments have speculative characteristics, as further discussed in the MainStay VP Series Fund prospectus.

     THE MAINSTAY VP GOVERNMENT PORTFOLIO


     The MainStay VP Government Portfolio seeks a high level of current income, consistent with safety of principal. It will invest primarily in U.S. Government securities which include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Government securities purchased for this Portfolio, but not the shares of the Portfolio themselves, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


     THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

     The MainStay VP High Yield Corporate Bond Portfolio seeks maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. This Portfolio seeks to achieve its primary objective by investment in a diversified portfolio of high yield debt securities which are ordinarily in the lower rating categories of recognized rating agencies that is, rated Baa to B by Moody's Investors Services, Inc. ("Moody's") or BBB to B by Standard & Poor's ("S&P"). Securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." The potential for high yield is accompanied by higher risk. Certain of the Portfolio's investments have speculative characteristics, as further discussed in the MainStay VP Series Fund prospectus. Capital appreciation is a secondary objective which will be sought only when consistent with this Portfolio's primary objective.

     THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

     The MainStay VP International Equity Portfolio seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. In pursuing its investment objective, the Portfolio will seek to invest in securities that provide the potential for strong return but that do not, in MacKay-Shields' judgment, present undue or imprudent risk. The Portfolio pursues its objectives by investing its assets in a diversified portfolio of common stocks, preferred stocks, warrants and comparable equity securities. Foreign investing involves certain risks which are discussed in greater detail in the MainStay VP Series Fund prospectus.

     THE MAINSTAY VP TOTAL RETURN PORTFOLIO

     The MainStay VP Total Return Portfolio seeks to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments.

     THE MAINSTAY VP VALUE PORTFOLIO

     The MainStay VP Value Portfolio seeks maximum long-term total return from a combination of capital growth and income. It seeks to achieve this objective by following flexible investment policies emphasizing investment in common stocks which are, in the opinion of MacKay-Shields, undervalued at the time of purchase. This Portfolio will normally invest in dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market, but may also invest in non-dividend paying stocks in accordance with MacKay-Shields' judgment.

     THE MAINSTAY VP BOND PORTFOLIO

     The MainStay VP Bond Portfolio seeks the highest income over the long-term consistent with preservation of principal. It will invest primarily in fixed-income debt securities of an investment grade, but may also invest in lower-rated securities, convertible debt, and preferred and convertible preferred stock.

     THE MAINSTAY VP GROWTH EQUITY PORTFOLIO

     The MainStay VP Growth Equity Portfolio seeks long-term growth of capital, with income as a secondary consideration. It will invest principally in common stock (and securities convertible into, or with rights to purchase, common stock) of well-established, well-managed companies which appear to have better than average growth potential.

     THE MAINSTAY VP INDEXED EQUITY PORTFOLIO

     The MainStay VP Indexed Equity Portfolio seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500. Using a full replication method, the Portfolio invests in all 500 stocks in the S&P 500 in the same proportion as their representation in the S&P 500. The S&P 500 is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by or affiliated with the S&P 500.


     ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO



     Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.


     THE CALVERT SOCIALLY RESPONSIBLE PORTFOLIO


     The Calvert Socially Responsible Portfolio seeks to achieve a total return above the rate of inflation through an actively managed nondiversified portfolio of common and preferred stocks, bonds and money market instruments that offer income and capital growth opportunity and that satisfy the social concern criteria established for this Portfolio.



     THE FIDELITY VIP II: CONTRAFUND PORTFOLIO



     The Fidelity VIP II: Contrafund Portfolio seeks long-term capital appreciation. The Portfolio will normally invest in common stock or securities convertible into common stock of companies believed to be undervalued due to an overly pessimistic appraisal by the public. This Portfolio also has the flexibility to invest in any type of security that may produce capital appreciation.



     THE FIDELITY VIP: EQUITY-INCOME PORTFOLIO



     The Fidelity VIP: Equity-Income Portfolio seeks reasonable income by investing primarily in income producing equity securities. Its goal is to achieve a yield in excess of the composite yield of the S&P 500. At least 65% of this Portfolio will be invested in income producing common or preferred stock. The remainder will normally be invested in convertible and non-convertible debt obligations.


     THE JANUS ASPEN BALANCED PORTFOLIO

     The Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40 to 60% of its assets in securities selected primarily for their growth potential and 40 to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stock.

     THE JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

     The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It invests in a diversified portfolio of common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.

     THE MORGAN STANLEY EMERGING MARKETS EQUITY PORTFOLIO

     The Morgan Stanley Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored and unsponsored ADR's and other equity securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market countries in which the Portfolio's investment adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.

     THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     Additional information concerning the investment objectives and policies of the Eligible Portfolios and the investment advisory services and charges can be found in the current prospectus for the relevant Fund, each of which is attached to this Prospectus. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Premiums to an Investment Division corresponding to a particular Eligible Portfolio.

     The Funds' shares may also be available to certain separate accounts funding variable annuity policies offered by NYLIAC. This is called "mixed funding." Shares of The Alger American Fund, the Acacia Fund, the Fidelity Funds, the Janus Fund and the Morgan Stanley Fund may also be available to separate accounts of insurance companies unaffiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in the Funds might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company, if the shares of the Eligible Portfolios are no longer available for investment or, if in NYLIAC's judgment, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Accounts. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to a Policyowner's interest in an Investment Division will not be made until the Policyowner has been notified of the change.

     Nothing contained herein shall prevent the Separate Accounts from purchasing other securities for other series or classes of policies, or from effecting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     Each of the Separate Accounts currently has eighteen Investment Divisions which invest Premiums solely in the corresponding Eligible Portfolios of the Funds. NYLIAC may also establish additional Investment Divisions for each of the Separate Accounts. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. New Investment Divisions may be established when, in the sole discretion of NYLIAC, marketing, tax, investment or other conditions so warrant. Any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by NYLIAC. NYLIAC may also eliminate one or more Investment Divisions, if, in its sole discretion, marketing, tax, investment or other conditions warrant.

     In the event of any such substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the Policies, the Separate Accounts may be operated as management companies under the Investment Company Act of 1940, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset value on the payable date.

                        GENERAL PROVISIONS OF THE POLICY

     This section of the Prospectus describes the general provisions of the Policy, and is subject to the terms of the Policy. You may review a copy of the Policy upon request.

     PREMIUMS

     The Policyowner may allocate a portion of each Premium to one or more Investment Divisions or the Fixed Account. The Policyowner may currently maintain Accumulation Value in any number of Allocation Alternatives. The Policyowner selects a Premium payment schedule in the Application and is not bound by an inflexible Premium schedule. Two premium concepts are very important under the Policy: scheduled Premiums and unscheduled Premiums.

     SCHEDULED PREMIUMS

     The amount of the scheduled Premium is shown on the Policy Data Page.

     UNSCHEDULED PREMIUMS

     While the Insured is living, you may make unscheduled Premium payments at any time prior to the Policy Anniversary on which the Insured is age 95. Any unscheduled Premium must equal at least $50. However, in no event may the Premium be an amount which would jeopardize the Policy continuing to qualify as "life insurance," as defined under Section 7702 of the IRC. Unscheduled Premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled Premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that payment and applying it to the Policy. We also reserve the right to limit the number and amount of any unscheduled Premiums. In certain states, including New York and New Jersey, unscheduled Premiums may be made once each Policy Year.

     There is no penalty if the scheduled Premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Cash Surrender Value. Even if scheduled Premiums are paid, the Policy terminates when the Cash Surrender Value becomes insufficient to pay certain monthly charges and a grace period expires without sufficient payment. For details see TERMINATION below.

     MINIMUM AND MAXIMUM PREMIUM PAYMENTS

     While the Policy is in force, Premiums may be paid at any time while the Insured is living and before the Policy Anniversary on which the Insured is age 95, subject to certain restrictions on scheduled and unscheduled Premiums described above. The minimum unscheduled Premium payment is $50.00. Premiums should be sent to our Principal Office or to the address indicated for payment on the notice.

     TERMINATION

     The Policy does not terminate for failure to pay Premiums since payments, other than the initial Premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the Monthly Deduction Charge for the next policy month, the Policy will continue for a late period of 62 days after that Monthly Deduction Day.

     LATE PERIOD

     We allow 62 days to pay any Premium necessary to cover the overdue monthly deduction and/or excess Policy loan. NYLIAC will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period which sets forth this amount. During the late period, the Policy remains in force. If we do not receive the required payment before the end of the late period, the Policy will end and there will be no Cash Value or life insurance benefit. If the Insured dies during the late period, we will pay the Death Benefit. However, these proceeds will be reduced by the amount of any unpaid loan and accrued interest and Monthly Deduction Charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all Policies issued in New Jersey and for Policies issued on or after May 1, 1995 in all other states, a Policy matures beginning on the anniversary on which the Insured is age

95 and the face amount of the Policy, as shown on the Policy Data Page, will no longer apply. Instead, the life insurance benefit under the Policy will equal the Cash Value of the Policy, less surrender charges and outstanding Policy Debt. The Owner will be notified one year prior to maturity that, upon reaching attained age 95, the Owner may elect either to receive the Cash Value of the Policy at such time or to continue to hold the Policy. Please consult your tax adviser regarding the tax implications of these options. If the Policy is held, the Policy's Accumulation Value will be transferred to the Fixed Account and the Owners will receive interest payments at an effective guaranteed annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the Policy for an amount equal to the Cash Value of the Policy by presenting to NYLIAC's Principal Office a signed written request providing such information as is requested by NYLIAC. NYLIAC will deduct any unpaid loan and accrued interest from such proceeds. (In New York, when the Insured reaches attained age 100, the Owner will automatically receive the Cash Value of the Policy.) If the Policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.


     Any insurance on an Other Covered Insured, provided by a rider attached to the Policy, which is still in effect will end on the Policy Anniversary when the Insured under a Policy is age 95. However, if an Other Covered Insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

                             DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of securities is averaged over time and over various market cycles. The Policyowner may specify, prior to termination of the Policy, a specific dollar amount to be transferred from any Investment Division to any combination of Investment Divisions and the Fixed Account. The Policyowner will specify the Investment Division to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers, either monthly, quarterly, semi-annually or annually. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available from the Fixed Account, but these transfers may be made into the Fixed Account. A minimum of $100 must change divisions (for each Investment Division and the Fixed Account) with each transfer. The minimum Cash Value required to elect this option is $5,000.


     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since the same dollar amount is transferred to a division with each transfer, more units are purchased in a division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit will be achieved if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, more units are sold in an Investment Division if the value per unit is low and fewer units are sold if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

     NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month specified by the Policyowner, or on the next Business Day. The Policyowner may specify any day of the month with the exception of the 29th, 30th or 31st of a month. In order to process a Dollar Cost Averaging transfer, NYLIAC must have received a request in writing to NYLIAC's Principal Office no later than one week prior to the date Dollar Cost Averaging transfers are to commence.


     The Dollar Cost Averaging option may be canceled at any time by the Policyowner in a written request or by NYLIAC automatically if the Cash Value is less than $5,000. The Dollar Cost Averaging option may not be elected if a Policyowner has selected the Automatic Asset Reallocation option.

                          AUTOMATIC ASSET REALLOCATION


     Selection of this option allows an Owner to maintain the percentage of the Owner's Accumulation Value allocated to each Investment Division at a pre-set level. For example, an Owner might specify that 50% of the Accumulation Value of a Policy be allocated to the MainStay VP Growth Equity Investment Division and 50% of the Accumulation Value be allocated to the MainStay VP Bond Investment Division. Over time, the variations in each such Investment Division's investment results will shift this balance. If you elect this reallocation option, NYLIAC will automatically transfer your Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. NYLIAC will process Automatic Asset Reallocations of less than $500. The minimum Accumulation Value required to elect this option is $5,000; thereafter, you must maintain a minimum Accumulation Value of $4,500 in order to have subsequent reallocations under this option. There is no minimum amount which you must allocate among the Investment Divisions pursuant to this option.



     The Automatic Asset Reallocation option may be canceled at any time by the Policyowner in a written request to NYLIAC's Principal Office or by NYLIAC automatically if the Cash Value is less than $4,500. The Automatic Asset Reallocation option may not be elected if a Policyowner has selected the Dollar Cost Averaging option.


                         DEATH BENEFIT UNDER THE POLICY


     The Death Benefit is the amount payable to the named Beneficiary when the Insured dies. Upon receiving due proof of death, we pay the Beneficiary the Death Benefit amount determined as of the date the Insured dies. All or part of the benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY--Payment Options at page 48.


     The amount of the Death Benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2. See "Life Insurance Benefit Options" under DEFINITION OF TERMS at page 5. Added to the amount determined by the selected Life Insurance Benefit Option is the value of any additional benefits provided by rider. We pay interest on the Death Benefit from the date of death to the date the Death Benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late Period and then credit the interest. Under both Life Insurance Benefit Options, negative investment experience in the Investment Divisions will never result in a Death Benefit that will be less than the face amount, so long as the Policy remains in force.

     EXAMPLE

     The following example shows how the Death Benefit varies as a result of investment performance on a Policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                                 POLICY A     POLICY B
                                                                 ---------    ---------
        Face amount...........................................   $ 100,000    $ 100,000
        Cash Value on Date of Death...........................   $  50,000    $  40,000
        IRC Section 7702 Life Insurance Percentage On Date of
          Death...............................................        215%         215%


     For Policy A, the Death Benefit would equal $107,500 which is the greater of the $100,000 face amount or the Cash Value times the IRC Section 7702 Life Insurance Percentage. For Policy B, the Death Benefit would equal the $100,000 face amount.


     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your Policy. Refer to your Policy for details. You can apply in writing to have the face amount increased or decreased. An increase in coverage must be for at least $5,000 and, in some states, is subject to NYLIAC's maximum retention limits. Evidence of insurability must be submitted with the application. A surrender charge may be imposed on decreases in face amount. The Insured may not be older than age 90 as of the date of any increase in face amount.


     You can change the Life Insurance Benefit Option of the Policy. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at our Principal Office or such other location that we indicate to you in writing. If you change from Option 1 to Option 2, the face amount of the Policy will be decreased by the Cash Value. A surrender charge will be assessed in that event if a surrender charge is then currently applicable. If you change from Option 2 to Option 1, the face amount of the Policy will be increased by the Cash Value. A new schedule of surrender charges will apply to the increase.


     Increases in face amount may be applied for and, in some states, are subject to NYLIAC's maximum retention limits. The minimum amount of any increase is $5,000. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk which may affect a Policyowner's cost of insurance charge. Face amount increases incur new 15 year surrender charge periods on the amount of the increase.


     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see SURRENDER CHARGES at page 18.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

                      CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE

     The Cash Value of the Policy is the amount provided for investment in the Separate Accounts and the Fixed Account. The Cash Value of the Policy is held in one or more Investment Divisions of the Separate Accounts and the Fixed Account. Initially, this value equals the net amount of the first Premium paid under the Policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the Application, or as subsequently changed by the Policyowner.

     All or part of the Cash Value may be transferred among Investment Divisions. Amounts may be transferred between Investment Divisions of the same Separate Account or to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year may be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum value of Accumulation Units that may be transferred from one Investment Division to another Investment Division within the Separate Accounts, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division. The value of the remaining Accumulation Units in the Investment Division or the Fixed Account Value must equal at least $500. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the Fixed Account Value would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge $30 for each transfer in excess of twelve per year.


     Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. (See THE FIXED ACCOUNT at page 39.)



     Transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (Telephone transfers are not permitted in New York.) Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Valuation Period during which NYLIAC receives the transfer request. (See WHEN WE PAY PROCEEDS at page 50.)



     INVESTMENT RETURN


     The investment return of a Policy is based on:

     -- The Accumulation Units held in each Investment Division of the Separate
        Accounts for that Policy,

     -- The investment experience of each Investment Division as measured by its actual net rate of return, and

     -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division of the Separate Accounts reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each day on which the net asset value of the underlying Fund is determined that is, on each Valuation Date. The actual net rate of return for a Investment Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

     CASH SURRENDER VALUE

     The Policy may be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the Surrender is effective on the date we receive the Policy and a written request in proper form at our Principal Office. The Policy and written request for Surrender are deemed received on the date on which they are received by mail at NYLIAC's Principal Office or such other location that we indicate to you in writing. If, however, the date on which they are received is not a Valuation Date, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Valuation Date. The Cash Surrender Value is the Cash Value less any surrender charges, any deferred contract charges and outstanding Policy Debt.

     Since the Cash Value of the Policy fluctuates with the performance of the Investment Divisions and the interest rate earned by the Fixed Account, and because certain Surrenders or Partial Withdrawals are subject to a surrender charge, the total amount paid upon Surrender of the Policy (taking into account any prior withdrawals) may be more or less than the total Premiums.

     PARTIAL WITHDRAWALS


     The Policyowner may make a Partial Withdrawal or Surrender the Policy to receive part or all of the Policy's Cash Surrender Value, at any time while the Insured is living. The minimum Partial Withdrawal is $500, unless NYLIAC agrees otherwise. Uniform rules will be applied in agreeing to Partial Withdrawals under $500. The amount available for a Partial Withdrawal is the Policy's Cash Value at the end of the valuation period during which the written request for the Partial Withdrawal is received at NYLIAC's Principal Office, less any surrender charges and any deferred contract charge and Policy Debt. The Partial Withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a Partial Withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the Partial Withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial Withdrawals will cause a reduction in the Policy's face amount when Life Insurance Benefit Option 1 is in effect. NYLIAC reserves the right to limit the amount and frequency of Partial Withdrawals, and state law limitations may also apply. Partial Withdrawals and Surrenders may be subject to surrender charges. For details see CHARGES UNDER THE POLICY at page 13.


     NYLIAC may charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a Partial Withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a Partial Withdrawal, the life insurance benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.

                             POLICY LOAN PRIVILEGE

     Using the Policy as sole security, you can borrow any amount up to the loan value of the Policy. The loan value on any given date is equal to 90% of the Cash Value less any applicable surrender charges, less any deferred contract charge and less any Policy Debt. Certain of the provisions discussed below, applicable to Policy loans, differ considerably in the state of New Jersey. New Jersey Policyowners should review their Policy for further details.

     SOURCE OF LOAN

     When a loan is requested, an amount necessary to increase the Fixed Account Value to 108% of the new loan amount, less the excess of the Accumulation Value of the Fixed Account over any outstanding Policy loan, is transferred from the Separate Accounts to the Fixed Account. This transfer will be made on a pro-rata basis from the various Investment Divisions. While a Policy loan is outstanding, no Partial Withdrawals or transfers which would reduce the Accumulation Value of the Fixed Account below 108% of the outstanding loan are permitted. However, monthly deductions, such as the cost of insurance charge, may reduce the Fixed Account below the 108% threshold.

     LOAN INTEREST


     The effective annual loan interest rate is 8%, which is payable in arrears. We reserve the right to set a lower rate which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year in which a loan is taken will be due on the next Policy Anniversary. Loan interest accrues each day and is payable on the Policy Anniversary, on the date of death, Surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the Policy Anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount.


     If the loan interest rate is lower than 8% per year, any subsequent increase in the interest rate will be subject to the following conditions:

          (1) The effective date of any increase in the interest rate shall not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest shall in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the Policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, it may happen in a given Policy Year that, based on the loan interest rate in effect when that year began (ignoring any subsequent increase in the rate during that year), an unpaid loan and accrued interest exceeds the Cash Value of the Policy, less any applicable surrender charges and any deferred contract charge. In that event, we will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any. All insurance will end 31 days after the date on which we mail that notice to you if the excess amount is not paid within that 31 days.

     INTEREST ON LOANED VALUE

     Any loaned amount is held in the Fixed Account and earns interest at a rate determined by NYLIAC, which will never be less than 2% less than the effective annual loan interest rate and in no event less than 4%.

     As long as a loan is outstanding, that portion of the Policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is also affected because the portion of the Cash Value equal to the Policy loan is credited with an interest rate declared by NYLIAC rather than a rate of return reflecting the investment performance of the Separate Accounts. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless the Policyowner transfers amounts no longer needed as security to the Separate Accounts.

                              FREE LOOK PROVISION


     The Policy contains a provision which permits cancellation by returning it to us, or to the registered representative through whom it was purchased within 20 days (or the amount of time required by state law but not less than 10 days) after the Policyowner receives it. The Policyowner may cancel increases in the face amount under the same time limitations. Premiums will be allocated to the MainStay VP Cash Management Division until 20 days (10 days in New York) after the Issue Date. (In the District of Columbia, when the Policy is issued, the Premium is allocated entirely to the MainStay VP Cash Management Investment Division. On the later of 20 days after the Policy is delivered or 45 days after the application is executed, the Net Premium is allocated according to the Policyowner's instructions.) Upon cancellation, the Policyowner will then receive from us the greater of the Policy's Cash Value as of the date the Policy is returned or the Premiums paid, less loans and Partial Withdrawals. For canceled increases in the face amount, the refund equals the amount of Premiums that are in excess of scheduled premiums which are allocated to the increase in accordance with the surrender charge provision, less any portion of such amount previously paid to the Policyowner.


                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the Policy, the Policyowner may request that the entire Accumulation Value of the Policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured; provided, however, that the Owner may request such a transfer within 24 months after an increase in the face amount of the Policy solely with respect to the lesser of that portion of the post-increase Premiums attributable to the increase in the face amount of the Policy or the Accumulation Value under the Policy. The exchange will become effective when NYLIAC receives proper written request.

     At any time within 24 months of the Issue Date, the Policyowner may exchange the Policy for a Policy on a permanent plan of life insurance which we are offering for this purpose. NYLIAC will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the Policy along with a proper written request; or (b) the date we receive at our Principal Office or such other location that we indicate to you in writing, the necessary payment for the exchange. Upon an exchange of a Policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The endorsed policy will have the same Issue Date, issue age and risk classification as the original Policy. In order to exchange the Policy, we will require: (a) that the Policy be in effect on the date of exchange; (b) repayment of any unpaid loan plus accrued interest; and (c) an adjustment, if any, for Premiums and Cash Values of the Policy and any new policy.

     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of any Portfolio, you have the option of converting your Policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your Policy, without providing evidence of insurability to NYLIAC, to a new flexible premium life insurance policy, for an amount of insurance not to exceed the amount of Death Benefit under the original Policy, on the date of conversion. The new policy will be based on the same issue age, sex and class of risk as your original Policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original Policy will end on the date of any such conversion.

                               YOUR VOTING RIGHTS

     The Funds are not required to hold routine annual stockholder meetings. Each Fund's Board of Directors/Trustees has decided not to hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in Policyowners having a lesser role in governing the business of the Funds.

     To the extent required by law, the Eligible Portfolio shares held in the Separate Accounts will be voted by NYLIAC at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If, however, the Investment Company Act of 1940 or any regulation thereunder should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, NYLIAC may elect to do so.

     The number of votes which are available to a Policyowner will be calculated separately for each Investment Division of the Separate Accounts. That number will be determined by applying his or her percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     While a Policy is in force, the Policyowner holds a voting interest in each Investment Division to which Accumulation Value is allocated. The number of votes which are available to a Policyowner will be determined by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Accounts. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek approval by Policyowners.

     Specifically, we reserve the right to:

     -- Add or remove any Investment Division;


     -- Create new separate accounts;


     -- Combine the Separate Accounts with one or more other separate accounts;

     -- Operate the Separate Accounts as management investment companies under the 1940 Act or in any other form permitted by law;

     -- Deregister the Separate Accounts under the 1940 Act;

     -- Manage the Separate Accounts under the direction of a committee or discharge such committee at any time;

     -- Transfer the assets of the Separate Accounts to one or more other separate accounts; and

     -- Restrict or eliminate any of the voting rights of Policyowners or other persons who have voting rights as to the Separate Accounts.

     NYLIAC also reserves the right to change the names of the Separate
Accounts.

     We have reserved all rights to the name of New York Life Insurance Company or any part of it. We may allow the Separate Accounts and other entities to use our name or part of it, but we may also withdraw this right.

                   DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC


DIRECTORS:                                   POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................   Chairman of the Board, Chief Executive
                                             Officer and President of New York Life
                                             from April 1997 to date; President and
                                             Chief Operating Officer of New York Life
                                             from October 1995 to April 1997; Vice
                                             Chairman and President Elect from Febru-
                                             ary 1995 to October 1995; Executive Vice
                                             President prior thereto. President of
                                             NYLIAC from November 1995 to date.
Jay S. Calhoun, III.......................   Senior Vice President and Treasurer of
                                             New York Life from March 1997 to date;
                                             Vice President and Treasurer from Novem-
                                             ber 1992 to March 1997; Vice President
                                             and Associate Treasurer from March 1992
                                             to November 1992; Corporate Vice Presi-
                                             dent prior thereto. Vice President and
                                             Treasurer of NYLIAC from January 1993 to
                                             date.
Richard M. Kernan, Jr.....................   Executive Vice President and Chief
                                             Investment Officer of New York Life from
                                             March 1991 to date.
Robert D. Rock............................   Senior Vice President in charge of the
                                             Individual Annuity Department of New York
                                             Life from March 1992 to date; Vice
                                             President in charge of the Individual
                                             Annuity Department from November 1991 to
                                             March 1992; Vice President prior thereto.
                                             Senior Vice President of NYLIAC from
                                             April 1992 to date; Vice President prior
                                             thereto.
Frederick J. Sievert......................   Vice Chairman and Executive Vice
                                             President of New York Life from January
                                             1997 to date; Executive Vice President
                                             from February 1995 to December 1996;
                                             Senior Vice President and Chief Financial
                                             Officer--Individual Operations prior
                                             thereto. Executive Vice President of
                                             NYLIAC from November 1995 to date; Senior
                                             Vice President from June 1992 to November
                                             1995.
Stephen N. Steinig........................   Senior Vice President and Chief Actuary
                                             of New York Life from February 1994 to
                                             date; Chief Actuary and Controller prior
                                             thereto. Senior Vice President and Chief
                                             Actuary of NYLIAC from May 1991 to date.

OFFICERS:
Michael Gallo.............................   Senior Vice President in charge of the
                                             Individual Life Department of New York
                                             Life from July 1995 to date; Senior Vice
                                             President--Northeastern Agencies from
                                             February 1994 to July 1995; Vice
                                             President prior thereto. Senior Vice
                                             President of NYLIAC from August 1995 to
                                             date.
Solomon Goldfinger........................   Senior Vice President in charge of
                                             Financial Management of New York Life
                                             from July 1995 to date; Senior Vice
                                             President in charge of the Individual
                                             Life Department from March 1992 to July
                                             1995; Vice President and Actuary in
                                             charge of the Individual Life Department
                                             prior thereto. Senior Vice President of
                                             NYLIAC from April 1992 to date; Vice
                                             President from February 1992 to April
                                             1992; Vice President and Actuary prior
                                             thereto.
Jean E. Hoystradt.........................   Senior Vice President in charge of
                                             Investment Department of New York Life
                                             from March 1992 to date; Vice President
                                             prior thereto. Senior Vice President of
                                             NYLIAC from April 1992 to date; Vice
                                             President prior thereto.
Maryann L. Ingenito.......................   Vice President of New York Life from
                                             April 1990 to date. Vice President and
                                             Controller (Principal Accounting Officer)
                                             of NYLIAC from December 1994 to date;
                                             Vice President and Assistant Controller
                                             prior thereto.
Frank J. Ollari...........................   Senior Vice President in charge of the
                                             Mortgage Finance Department of New York
                                             Life from October 1989 to date. Senior
                                             Vice President of NYLIAC from April 1992
                                             to date; Vice President prior thereto.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. An interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly neither the Fixed Account nor any interests therein are generally subject to the provisions of these statutes, and NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an effective annual rate of at least 4% to Premiums or portions of Premiums allocated or transferred to the Fixed Account under the Policies. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS

     Amounts may be transferred from the Fixed Account to the Separate Account Investment Divisions, subject to the following conditions.

     1. Maximum Transfer. An amount not greater than 20% of the Fixed Account Value at the beginning of the Policy Year may be transferred during that Policy Year from the Fixed Account to the Investment Divisions.

     2. Minimum Transfer. Transfers of at least the minimum amount are permitted. In New York, the minimum amount that may be transferred from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Account Value. In most other states, we will consider transfers of amounts less than this minimum.

     3. Minimum Remaining Value. Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer.

     NYLIAC reserves the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York, transfers to the Fixed Account after the first two Policy Years may not be made more than twelve times per Policy Year. Policyowners should review their Policy for further details.


     Unlimited transfers between Investment Divisions are permitted each Policy Year, although we reserve the right to impose a charge of $30 per transfer for each transfer in excess of twelve transfers in any Policy Year. Any transfer made in connection with the Dollar Cost Averaging and Automatic Asset Reallocation Options will not count as a transfer toward the twelve transfer limit.


     Transfer requests must be in writing on a form approved by NYLIAC or by telephone (not available in New York) in accordance with established procedures.

     See the Policy for details and a description of the Fixed Account.


     PROCEDURES FOR TELEPHONE TRANSFERS



     In all states except New York, Policyowners may effect telephone transfers in two ways. All Policyowners may directly contact a service representative. Policyowners may also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the unassisted transfer of monies among the Investment Divisions and/or the Fixed Account and change of allocation of future payments. All Policyowners intending to conduct telephone transfers through the VRU will be asked to complete a Telephone Authorization Form.



     NYLIAC will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any request, the caller will be asked for their social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all Policyowners who request VRU access. The PIN is selected by and known only to the Policyowner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, all transactions performed over the VRU, as well as with a service representative, will be confirmed by NYLIAC through a written letter. Moreover, all VRU transactions will be assigned a unique confirmation number which will become part of the Policy's history. NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. Telephone transfer requests must be received no later than 4:00 p.m. Eastern Time to assure same-day processing. Requests received after 4:00 p.m. will be processed on the next Business Day.


                       FEDERAL INCOME TAX CONSIDERATIONS

     THE DISCUSSION CONTAINED HEREIN IS GENERAL IN NATURE, IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES, AND IS NOT INTENDED AS TAX ADVICE. NO ATTEMPT IS MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS AND NO REPRESENTATION IS MADE AS TO THE LIKELIHOOD OF CONTINUATION OF CURRENT FEDERAL INCOME TAX LAWS AND TREASURY REGULATIONS OR OF CURRENT INTERPRETATIONS OF THE INTERNAL REVENUE SERVICE.

     WHILE NYLIAC RESERVES THE RIGHT TO MAKE CHANGES IN THE POLICY TO ASSURE THAT IT CONTINUES TO QUALIFY AS LIFE INSURANCE FOR TAX PURPOSES, NYLIAC CANNOT MAKE ANY GUARANTEE REGARDING THE FUTURE TAX TREATMENT OF ANY POLICY. FOR COMPLETE INFORMATION ON THE IMPACT OF CHANGES WITH RESPECT TO THE POLICY AND FEDERAL AND STATE CONSIDERATIONS, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

     The ultimate effect of federal income taxes on values under the Policy and on the economic benefit to the Policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the Policy and upon the tax status of the individual concerned.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNTS

     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Accounts are not separate taxable entities from NYLIAC and their operations are taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining Policy Cash Values and are automatically applied to increase the book reserves associated with the Policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Accounts, are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the Policies.

     CHARGES FOR TAXES

     NYLIAC imposes a Federal Tax Charge equal to 1.25% of Premiums received under the Policy to compensate NYLIAC for the federal income tax liability it incurs under Section 848 of the Code by reason of its receipt of Premiums under the Policy. NYLIAC believes that this charge is reasonable in relation to the increased tax burden it incurs as a result of Section 848. No other charge is currently made to the Separate Accounts for federal income taxes of NYLIAC that may be attributable to the Separate Accounts. Periodically, NYLIAC reviews the appropriateness of charges to the Separate Accounts for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Accounts. In addition, depending on the method of calculating interest on Policy Values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the Policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, NYLIAC may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, NYLIAC reserves the right to charge the Separate Accounts for the portion of such taxes, if any, attributable to the Separate Accounts.

     DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Code, a Policy will qualify as life insurance under the Code only if the diversification requirements of Code Section 817(h) are satisfied by each Separate Account in which any of the Policy values are held. To assure that each Policy continues to qualify as life insurance for federal income tax purposes, NYLIAC intends for each Separate Account to comply with Code Section 817(h) and the Regulations thereunder. To satisfy these diversification standards, the Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Eligible Portfolio as an asset of each Separate Account holding an interest in such Portfolio.

     With respect to variable life insurance contracts, the general diversification requirements of Code Section 817(h) are modified to the extent that any of the assets of the Separate Accounts are direct obligations of the United States Treasury. Even if such a Separate Account invests only in United States Treasury Securities it will be treated as adequately diversified under Code Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury Securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Accounts' investment in United States Treasury Securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Separate Accounts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

     In connection with its issuance of temporary regulations under Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the Policy might need to be modified to comply with such regulations. For these reasons, NYLIAC reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Accounts.

     LIFE INSURANCE STATUS OF POLICY

     NYLIAC believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and that the Policyowner and Beneficiary of any Policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the Code. Pursuant to Section 101(g) of the Code, amounts received after December 31, 1996, by the Policyowner may also be excludable from the Policyowner's gross income when the Insured has a terminal illness. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the Policy is a "modified endowment contract," in which case the receipt of any loan under the Policy may result in recognition of income to the Policyowner, the Policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the Policy until proceeds of the Policy are received upon a surrender of the Policy or a Partial Withdrawal.

     MODIFIED ENDOWMENT CONTRACT STATUS

     A Policy will be a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Code Section 7702A or was received in exchange for a modified endowment contract. A Policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     While the 7-pay test is generally applied as of the time the Policy is issued, certain changes in the contractual terms of a Policy will require a Policy to be retested to determine whether the change has caused the Policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit.

     In addition, if a "material change" occurs at any time while the Policy is in force, a new 7-pay test period will start and the Policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the Policy provides for flexible Premiums, NYLIAC has instituted procedures to monitor whether increases in death benefits or additional Premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional Premiums will be considered in these determinations.

     If a Policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the Code, any distribution or loan made within two years prior to the date that a Policy fails the 7-pay test is considered to have been made in anticipation of the failure.

     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a Policy for its Cash Surrender Value the Policyowner will recognize ordinary income for federal tax purposes to the extent that the Cash Surrender Value exceeds the investment in the contract (the total of all Premiums paid but not previously recovered plus any other consideration paid for the Policy). The tax consequences of a Partial Withdrawal from a Policy will depend upon whether the Partial Withdrawal results in a reduction of future benefits under the Policy and whether the Policy is a modified endowment contract.

     If the Policy is not a modified endowment contract, the general rule is that a Partial Withdrawal from a Policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a Policy is issued and there is a cash distribution associated with that reduction. In such a case, Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the Policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Code Section 7702(f)(7) no longer applies so that cash distributions from a Policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. NYLIAC suggests that a Policyowner consult with a tax advisor in advance of a proposed decrease in face amount or a Partial Withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered Premiums paid.

     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the Policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Code requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such Policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a Partial Withdrawal or a loan), it may also be subject to a 10% penalty tax under Code Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual Policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

     POLICY LOANS AND INTEREST DEDUCTIONS

     NYLIAC also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner and that, unless the Policy is a modified endowment contract, no part of any loan under a Policy will constitute income to the Policyowner. If the Policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the Policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10 percent tax.

     Code Section 264 imposes stringent limitations on the deduction of interest paid or accrued on loans in connection with a Policy. In addition, under the "personal" interest limitation provisions of Code Section 163, no deduction is allowed for interest on any Policy loan if the proceeds are used for personal purposes, even if the Policy and loan otherwise meet the requirements of Code
Section 264. The limitations on deductibility of personal interest may not apply to disallow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. NYLIAC suggests consultation with a tax advisor for further guidance.

     CORPORATE ALTERNATIVE MINIMUM TAX


     Ownership of a Policy by a corporation may affect the Policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax a corporate Policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the Death Benefits received under any Policy exceed the sum of (i) the Premiums paid on that Policy in the year of death, and
(ii) the corporation's basis in the Policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.


     EXCHANGES OR ASSIGNMENTS OF POLICIES

     A change of the Policyowner or the Insured or an exchange or assignment of a Policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a Policy may result in taxable income to the transferring Policyowner. Further, Code Section 101(a) provides, subject to certain exceptions, that where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. For complete information with respect to Policy assignments and exchanges, a qualified tax advisor should be consulted.

     STEP PROGRAM



     The Severance Trust Executive Program ("STEP") is an employee welfare benefit plan that provides severance benefits and life insurance coverage through a ten-or-more employer trust as described in Section 419A(f)(6) of the Code. The tax consequences of participating in a STEP trust are uncertain under current law. There is a reasonable possibility that contributions to the STEP trust may not be deductible for income tax purposes. Moreover, there is at least some risk that an employee or owner may be viewed by the Internal Revenue Service as receiving gross income in the year contributions are made to the STEP trust. Prospective participants should have their own qualified advisors review the legal and actuarial opinions applicable to the STEP Program.


     OTHER TAX ISSUES

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

     QUALIFIED PLANS

     In the future, NYLIAC may make the Policy available to certain tax-qualified employee benefit plans. The rules governing such use are complex, and a purchaser should not use the Policy in conjunction with any such qualified plan until he or she has consulted a competent tax advisor. The Policy may not be acquired by an Individual Retirement Account (IRA).

     WITHHOLDING

     Under Section 3405 of the Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A Policyowner can elect to have either non-periodic or periodic payments made without withholding except where the Policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified NYLIAC that the tax identification number furnished by the Policyowner is incorrect.

                      ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, you, as Policyowner, can request that we reinstate the Policy during the Insured's lifetime. We will not reinstate the Policy if it has been returned for its Cash Surrender Value. Note that a termination or reinstatement may cause the Policy to become a modified endowment contract.

     Before we will reinstate the Policy, we must receive the following:

     -- A payment in an amount which is sufficient to keep the Policy in force for at least 3 months plus, if the Policy lapses before, and is reinstated after, the first Policy Anniversary, an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all Premiums in arrears. Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a Policy loan interest rate of less than 6% is in effect when the Policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the Policy loan interest rate. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement; and

     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     If we do reinstate the Policy, the face amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

     ADDITIONAL BENEFITS YOU CAN GET BY RIDER

     The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Accounts or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the Policy and the rider. The following riders are available.

  Children's Insurance Rider

     This rider provides level term insurance coverage on the lives of children of the Insured until the earlier of the Policy Anniversary on which the child is age 25 or the one on which the Insured is or would have been age 65. The rider coverage may be converted at that time to a current-dated permanent life insurance policy.

  Term Insurance On Other Covered Insured Rider (also referred to as
  Supplemental   Insurance Benefit Rider)

     This rider provides level term insurance coverage on one or more insureds which is convertible up until the Policy Anniversary on which that insured is age 71 or on the death of the Insured, if earlier.

  Monthly Deduction Waiver Rider

     This rider provides for the waiver of Monthly Deductions in the event of total disability of the Insured.

  Accidental Death Benefit Rider

     This rider provides for an additional Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within one year of the Insured's death. No benefit is payable under this rider if the Insured dies before his or her first birthday or after the Policy Anniversary when the Insured is age 70.

  Guaranteed Insurability Rider

     This rider allows the Policyowner to increase the face amount of the Policy or purchase a new policy on the Insured for a specified option amount on specified dates, without evidence of insurability.

  Spouse Paid-Up Insurance Purchase Option Rider (not available in New York)

     This rider allows the Insured's spouse or the spouse of an Other Covered Insured to purchase a paid-up insurance policy on his or her life on that insured's death in the amount up to the Death Benefit on the Policy, provided the spouse is the beneficiary under the policy or the applicable Term Insurance On Other Covered Insured Rider.

  Accelerated Benefits Rider

     This rider allows the Policyowner to receive 25% or more of the Death Benefit up to $250,000, less an interest adjustment, when the Insured has a life expectancy of twelve months or less. Amounts received under this rider after December 31, 1996 will generally be excludable from the Policyowner's gross income under Section 101(g) of the Code. The exclusion from gross income will not apply, however, if the Policyowner is not the Insured and the Policyowner has an insurable interest in the life of the Insured either because the Insured is a director, officer or employee of the Policyowner or because the Insured has a financial interest in a business of the Policyowner.

     PAYMENT OPTIONS

     The proceeds of the Policy will be paid in one sum, or if elected, all or part of these proceeds can be placed under one or more of the options described in this section. If we agree, the proceeds may be placed under some other method of payment instead. Any life insurance proceeds paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.

     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree. If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee. It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments which remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)

     The Policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.

     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)

     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy proceeds to purchase a corresponding single Premium life annuity policy which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity Premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 Table. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the sex and adjusted age of the payee. To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1995 AND                                                             2036 AND
EARLIER      1996-2005     2006-2015     2016-2025     2026-2035      LATER
--------     ---------     ---------     ---------     ---------     --------
   +2            +1            0             -1            -2           -3

     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person or entity named on our records to receive insurance proceeds after the Insured dies. You name the Beneficiary when you apply for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     The Beneficiary may be changed during the Insured's lifetime by writing to our Principal Office or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the Policyowner or, if deceased, the Policyowner's estate.

     ASSIGNMENT

     The Policy may be assigned as collateral for a loan or other obligation. But for any assignment to be binding on us, we must receive a signed copy of it at our Principal Office or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.

     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring any legal action to contest the validity of a Policy within two years from its Issue Date. After that we cannot contest its validity, except for failure to pay Premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the Life Insurance Benefit Option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the Policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value and the Death Benefit will be adjusted to reflect the correct age and sex. The Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the Insured commits suicide within two years from the Issue Date or with respect to an increase in face amount, the effective date of the increase (or less where required by law), and while the Policy is in force, we pay a limited Death Benefit in one sum to the Beneficiary. The limited Death Benefit is the amount of Premiums, less any Policy Debt or amounts withdrawn. For any increases in the face amount, the limited Death Benefit will be the monthly deductions made for that increase. If the limited Death Benefit for the entire Policy is payable, there will be no additional payment for the increase.

     WHEN WE PAY PROCEEDS

     If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds or the Death Benefit are made within 7 days after we receive all requirements at our Principal Office or such other location that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any Partial Withdrawal from the Separate Accounts, loan proceeds attributable to the Separate Accounts, or the Death Benefit during any period that:

     -- It is not reasonably practicable to determine the amount because the New
        York Stock Exchange is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     -- The SEC, by order, permits us to delay payment in order to protect our Policyowners.

     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at our Principal Office. We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or Partial Withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a Death Benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.

                              RECORDS AND REPORTS

     All records and accounts relating to the Separate Accounts and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies: A.M. Best and Moody's (for financial strength and stability) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc., ("NYLIFE Distributors") 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a Policy's first year will not exceed 50% of the Premiums paid up to a Policy's "breakpoint" Premium (6.5% in the second and subsequent Policy Years) plus 3.5% of Premiums paid in excess of such amount. The "breakpoint" Premium is the lesser of the target premium and the annualized scheduled Premium specified on the Application. Commissions in excess of the percentage payable on renewal Premiums are available for Premiums paid in connection with most increases in a Policy's face amount. Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the Policies. Purchasers of Policies will be informed prior to purchase of any applicable special arrangement.

                               LEGAL PROCEEDINGS


     In 1995, NYLIAC and New York Life settled a class action related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge, and has now been upheld on appeal, including a recent refusal by the New York State Court of Appeals to permit a discretionary appeal from the Appellate Division. The lone appellant has recently filed two motions in the trial court seeking to enjoin implementation of the settlement and to renew his objections to the settlement. The lone appellant may file a writ of certiorari in the United States Supreme Court during the prescribed statutory period.



     There are also actions in various jurisdictions by individual policyowners who either did or did not exclude themselves from the settlement of the nationwide class action; and in each of two jurisdictions a purported class action claiming to include numerous policyowners who excluded themselves from the settlement of the nationwide class action; and in one jurisdiction a purported class action claiming to include numerous policyowners who did not exclude themselves from the class action. Most of these actions seek substantial or unspecified compensatory and punitive damages.



     NYLIAC is also a defendant in other individual and alleged class actions arising from its insurance, investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.



     Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


                            INDEPENDENT ACCOUNTANTS

     The financial statements included herein have been included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

                                    EXPERTS

     Actuarial matters in this Prospectus have been examined by Jane L. Hamrick, Vice President and Actuary. An opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.


                              FINANCIAL STATEMENTS



     The audited financial statements of NYLIAC (including the auditor's report thereon) for the fiscal years ended December 31, 1996, 1995 and 1994, and of Separate Account I (including the auditor's report thereon) for the years ended December 31, 1996 and 1995 are included herein. The financial statements of NYLIAC included herein should be considered only as bearing upon the ability of NYLIAC to meet its obligations under the Policy.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1996

                                                                MAINSTAY VP         MAINSTAY VP
                                                                  CAPITAL               CASH            MAINSTAY VP
                                                                APPRECIATION         MANAGEMENT         CONVERTIBLE
                                                               ------------------------------------------------------
ASSETS:
  Investment at net asset value (Identified Cost:
    $48,667,330; $6,464,446; $134,827; $1,492,560;
    $16,343,089; $12,912,261; $15,063,636; $11,136,037;
    $2,970,811, respectively)...............................    $ 59,965,214        $  6,464,445        $    134,775

LIABILITIES:
  Liability for mortality and expense risk charges..........          99,423               6,675                  93
                                                                ------------        ------------        ------------
      Total equity..........................................    $ 59,865,791        $  6,457,770        $    134,682
                                                                ============        ============        ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 3,874,548;
      5,717,419; 13,068; 124,904; 415,774; 161,413;
      1,253,878; 465,658; 243,279, respectively.............    $ 59,865,791        $  6,457,770        $    134,682
  Equity of New York Life Insurance and Annuity Corporation:
    Variable accumulation units outstanding: --; --; --; --;
      1,000,000; 1,000,000; --; 500,000; --, respectively...              --                  --                  --
                                                                ------------        ------------        ------------
      Total equity..........................................    $ 59,865,791        $  6,457,770        $    134,682
                                                                ============        ============        ============
    Variable accumulation unit value........................    $      15.45        $       1.13        $      10.31
                                                                ============        ============        ============

                                                                                                           ALGER
                                                                MAINSTAY VP         MAINSTAY VP           AMERICAN
                                                                   GROWTH             INDEXED              SMALL
                                                                   EQUITY              EQUITY          CAPITALIZATION
                                                               ------------------------------------------------------
ASSETS:
  Investment at net asset value (Identified Cost:
    $11,416,122; $11,917,085; $121,568; $24,968; $255,170;
    $102,918; $107,229; $256,313; $75,290, respectively)....    $ 11,700,081        $ 13,930,581        $    121,451

LIABILITIES:
  Liability for mortality and expense risk charges..........          19,697              23,288                  64
                                                                ------------        ------------        ------------
      Total equity..........................................    $ 11,680,384        $ 13,907,293        $    121,387
                                                                ============        ============        ============
TOTAL EQUITY REPRESENTED BY:
  Equity of Policyowners:
    Variable accumulation units outstanding: 726,099;
      795,174; 12,566; 2,410; 24,683; 9,882; 10,541; 25,158;
      7,563, respectively...................................    $ 11,680,384        $ 13,907,293        $    121,387
                                                                ============        ============        ============
    Variable accumulation unit value........................    $      16.09        $      17.49        $       9.66
                                                                ============        ============        ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                           VL SEPARATE ACCOUNT I

                        MAINSTAY VP        MAINSTAY VP        MAINSTAY VP
     MAINSTAY VP         HIGH YIELD       INTERNATIONAL          TOTAL           MAINSTAY VP        MAINSTAY VP
      GOVERNMENT       CORPORATE BOND         EQUITY             RETURN             VALUE               BOND
    -------------------------------------------------------------------------------------------------------------
     $  1,437,692       $ 18,075,182       $ 13,595,698       $ 17,285,730       $ 13,754,542       $  2,888,675

            2,560             30,590             23,727             28,959             23,008              4,724
     ------------       ------------       ------------       ------------       ------------       ------------
     $  1,435,132       $ 18,044,592       $ 13,571,971       $ 17,256,771       $ 13,731,534       $  2,883,951
     ============       ============       ============       ============       ============       ============

     $  1,435,132       $  5,299,198       $  1,886,227       $ 17,256,771       $  6,621,595       $  2,883,951
               --         12,745,394         11,685,744                 --          7,109,939                 --
     ------------       ------------       ------------       ------------       ------------       ------------
     $  1,435,132       $ 18,044,592       $ 13,571,971       $ 17,256,771       $ 13,731,534       $  2,883,951
     ============       ============       ============       ============       ============       ============
     $      11.49       $      12.75       $      11.69       $      13.76       $      14.22       $      11.85
     ============       ============       ============       ============       ============       ============

                                                                                    JANUS          MORGAN STANLEY
       CALVERT            FIDELITY           FIDELITY            JANUS              ASPEN             EMERGING
       SOCIALLY           VIP II:              VIP:              ASPEN            WORLDWIDE           MARKETS
     RESPONSIBLE         CONTRAFUND       EQUITY-INCOME         BALANCED            GROWTH             EQUITY
    -------------------------------------------------------------------------------------------------------------
     $     24,003       $    256,660       $    102,621       $    107,026       $    258,913       $     75,779

                4                112                 37                 48                132                 43
     ------------       ------------       ------------       ------------       ------------       ------------
     $     23,999       $    256,548       $    102,584       $    106,978       $    258,781       $     75,736
     ============       ============       ============       ============       ============       ============
     $     23,999       $    256,548       $    102,584       $    106,978       $    258,781       $     75,736
     ============       ============       ============       ============       ============       ============
     $       9.96       $      10.39       $      10.38       $      10.15       $      10.29       $      10.01
     ============       ============       ============       ============       ============       ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 1996

                                                                  MAINSTAY VP           MAINSTAY VP
                                                                    CAPITAL                CASH               MAINSTAY VP
                                                                 APPRECIATION           MANAGEMENT          CONVERTIBLE(a)
                                                               ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................      $    38,304           $   146,044           $     1,302
  Mortality and expense risk charges........................         (298,254)              (20,874)                  (93)
                                                                 ------------          ------------          ------------
      Net investment income (loss)..........................         (259,950)              125,170                 1,209
                                                                 ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................          386,834            11,310,178                   474
  Cost of investments sold..................................         (269,348)          (11,310,209)                 (466)
                                                                 ------------          ------------          ------------
      Net realized gain (loss) on investments...............          117,486                   (31)                    8
  Realized gain distribution received.......................               --                    --                   225
  Change in unrealized appreciation (depreciation)
    on investments..........................................        6,900,669                    11                   (52)
                                                                 ------------          ------------          ------------
      Net gain (loss) on investments........................        7,018,155                   (20)                  181
                                                                 ------------          ------------          ------------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account............................           (3,153)                   89                    --
                                                                 ------------          ------------          ------------
      Net increase in total equity resulting
        from operations.....................................      $ 6,755,052           $   125,239           $     1,390
                                                                 ============          ============          ============

                                                                                                                 ALGER
                                                                  MAINSTAY VP           MAINSTAY VP            AMERICAN
                                                                    GROWTH                INDEXED                SMALL
                                                                    EQUITY                EQUITY           CAPITALIZATION(a)
                                                               ---------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividend income...........................................      $    99,338           $   197,939           $        --
  Mortality and expense risk charges........................          (56,192)              (62,431)                  (67)
                                                                 ------------          ------------          ------------
      Net investment income (loss)..........................           43,146               135,508                   (67)
                                                                 ------------          ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.........................          166,219               236,731                 1,802
  Cost of investments sold..................................         (136,186)             (172,129)               (1,832)
                                                                 ------------          ------------          ------------
      Net realized gain (loss) on investments...............           30,033                64,602                   (30)
  Realized gain distribution received.......................        1,437,459               166,736                    --
  Change in unrealized appreciation (depreciation)
    on investments..........................................          161,667             1,454,231                  (117)
                                                                 ------------          ------------          ------------
      Net gain (loss) on investments........................        1,629,159             1,685,569                  (147)
                                                                 ------------          ------------          ------------
  Increase (decrease) attributable to funds of New
    York Life Insurance and Annuity Corporation
    retained by Separate Account............................           (1,387)               (1,534)                    3
                                                                 ------------          ------------          ------------
      Net increase (decrease) in total equity resulting
        from operations.....................................      $ 1,670,918           $ 1,819,543           $      (211)
                                                                 ============          ============          ============

(a) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                           VL SEPARATE ACCOUNT I

                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
       MAINSTAY VP           HIGH YIELD           INTERNATIONAL             TOTAL              MAINSTAY VP           MAINSTAY VP
       GOVERNMENT          CORPORATE BOND            EQUITY                RETURN                 VALUE                 BOND
    -----------------------------------------------------------------------------------------------------------------
       $    91,242           $   860,881           $   715,628           $   346,226           $   161,558           $   179,666
            (8,535)             (103,383)              (85,083)              (90,521)              (68,829)              (14,430)
      ------------          ------------          ------------          ------------          ------------          ------------
            82,707               757,498               630,545               255,705                92,729               165,236
      ------------          ------------          ------------          ------------          ------------          ------------
           269,345               470,395               156,211               300,305                81,604               268,143
          (256,787)             (421,956)             (145,355)             (230,692)              (65,612)             (255,243)
      ------------          ------------          ------------          ------------          ------------          ------------
            12,558                48,439                10,856                69,613                15,992                12,900
                --               233,076                17,725                    --               186,950                    --
           (60,509)            1,191,289               485,209             1,096,527             1,787,101              (115,255)
      ------------          ------------          ------------          ------------          ------------          ------------
           (47,951)            1,472,804               513,790             1,166,140             1,990,043              (102,355)
      ------------          ------------          ------------          ------------          ------------          ------------
               (51)               (2,719)               (1,988)                 (891)               (1,752)                  (91)
      ------------          ------------          ------------          ------------          ------------          ------------
       $    34,705           $ 2,227,583           $ 1,142,347           $ 1,420,954           $ 2,081,020           $    62,790
      ============          ============          ============          ============          ============          ============

                                                                                                  JANUS            MORGAN STANLEY
         CALVERT              FIDELITY              FIDELITY                JANUS                 ASPEN               EMERGING
        SOCIALLY               VIP II:                VIP:                  ASPEN               WORLDWIDE              MARKETS
     RESPONSIBLE(A)         CONTRAFUND(A)       EQUITY-INCOME(A)         BALANCED(A)            GROWTH(A)             EQUITY(A)
    -----------------------------------------------------------------------------------------------------------------
       $       262           $        --           $        --           $       894           $     1,253           $       125
                (4)                 (111)                  (36)                  (47)                 (130)                  (43)
      ------------          ------------          ------------          ------------          ------------          ------------
               258                  (111)                  (36)                  847                 1,123                    82
      ------------          ------------          ------------          ------------          ------------          ------------
                21                 7,996                 2,794                   133                30,583                   999
               (21)               (7,620)               (2,673)                 (132)              (30,340)                 (994)
      ------------          ------------          ------------          ------------          ------------          ------------
                --                   376                   121                     1                   243                     5
               645                    --                    --                    --                    --                    --
              (965)                1,491                  (298)                 (203)                2,600                   489
      ------------          ------------          ------------          ------------          ------------          ------------
              (320)                1,867                  (177)                 (202)                2,843                   494
      ------------          ------------          ------------          ------------          ------------          ------------
                --                    (1)                   --                    --                    (2)                   --
      ------------          ------------          ------------          ------------          ------------          ------------
       $       (62)          $     1,755           $      (213)          $       645           $     3,964           $       576
      ============          ============          ============          ============          ============          ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN TOTAL EQUITY
For the years ended December 31, 1996
and December 31, 1995

                                                                        MAINSTAY VP                         MAINSTAY VP
                                                                   CAPITAL APPRECIATION                   CASH MANAGEMENT
                                                               -----------------------------       -----------------------------
                                                                  1996              1995              1996              1995
                                                               ---------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............................   $  (259,950)      $    (6,428)      $   125,170       $    78,935
    Net realized gain (loss) on investments.................       117,486             8,055               (31)              (21)
    Realized gain distribution received.....................            --                --                --                --
    Change in unrealized appreciation (depreciation)
      on investments........................................     6,900,669         4,319,912                11               (10)
    Increase (decrease) attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account......................................        (3,153)           (4,266)               89              (106)
                                                               -----------       -----------        ----------       -----------
      Net increase in total equity resulting
        from operations.....................................     6,755,052         4,317,273           125,239            78,798
                                                               -----------       -----------        ----------       -----------
  Contributions and withdrawals:
    Equity contributions by New York Life Insurance and
      Annuity Corporation...................................            --                --                --                --
    Policyowners' premium payments..........................    26,843,479        13,583,511        32,779,343        16,416,407
    Cost of insurance.......................................    (9,093,725)       (4,921,516)         (989,566)         (583,667)
    Policyowners' surrenders................................    (1,271,171)         (350,169)          (56,535)           (2,298)
    Net transfers to Fixed Account..........................    (1,045,732)         (173,462)         (557,133)         (227,064)
    Transfers between Investment Divisions..................    11,653,145         6,607,556       (27,966,704)      (14,242,324)
    Policyowners' death benefits............................       (29,669)           (6,744)               --                --
                                                               -----------       -----------        ----------       -----------
      Net contributions and withdrawals.....................    27,056,327        14,739,176         3,209,405         1,361,054
                                                               -----------       -----------        ----------       -----------
        Increase in total equity............................    33,811,379        19,056,449         3,334,644         1,439,852
TOTAL EQUITY:
    Beginning of period.....................................    26,054,412         6,997,963         3,123,126         1,683,274
                                                               -----------       -----------        ----------       -----------
    End of period...........................................   $59,865,791       $26,054,412       $ 6,457,770       $ 3,123,126
                                                               ===========       ===========        ==========       ===========

                                                                        MAINSTAY VP                         MAINSTAY VP
                                                                       TOTAL RETURN                            VALUE
                                                               -----------------------------       -----------------------------
                                                                  1996              1995              1996             1995(a)
                                                               ---------------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............................   $   255,705       $   168,296       $    92,729       $    29,332
    Net realized gain (loss) on investments.................        69,613             7,782            15,992             5,133
    Realized gain distribution received.....................            --                --           186,950                --
    Change in unrealized appreciation (depreciation)
      on investments........................................     1,096,527         1,184,761         1,787,101           831,404
    Increase (decrease) attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account......................................          (891)           (1,368)           (1,752)             (915)
                                                               -----------       -----------       -----------       -----------
      Net increase (decrease) in total equity resulting
        from operations.....................................     1,420,954         1,359,471         2,081,020           864,954
                                                               -----------       -----------       -----------       -----------
  Contributions and withdrawals:
    Equity contributions by New York Life Insurance and
      Annuity Corporation...................................            --                --                --         5,000,000
    Policyowners' premium payments..........................     7,504,745         4,559,675         2,967,711           397,494
    Cost of insurance.......................................    (2,550,631)       (1,729,202)         (906,758)          (81,413)
    Policyowners' surrenders................................      (393,720)         (175,199)          (62,672)           (4,246)
    Net transfers from (to) Fixed Account...................      (241,714)         (153,144)          (31,930)               --
    Transfers between Investment Divisions..................     2,569,434         1,903,627         2,776,686           732,516
    Policyowners' death benefits............................       (12,043)           (1,793)           (1,828)               --
                                                               -----------       -----------       -----------       -----------
      Net contributions and withdrawals.....................     6,876,071         4,403,964         4,741,209         6,044,351
                                                               -----------       -----------       -----------       -----------
        Increase in total equity............................     8,297,025         5,763,435         6,822,229         6,909,305
TOTAL EQUITY:
    Beginning of period.....................................     8,959,746         3,196,311         6,909,305                --
                                                               -----------       -----------       -----------       -----------
    End of period...........................................   $17,256,771       $ 8,959,746       $13,731,534       $ 6,909,305
                                                               ===========       ===========       ===========       ===========

(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                                           VL SEPARATE ACCOUNT I

                                                            MAINSTAY VP
    MAINSTAY VP             MAINSTAY VP                     HIGH YIELD                       MAINSTAY VP
    CONVERTIBLE             GOVERNMENT                    CORPORATE BOND                 INTERNATIONAL EQUITY
    -----------     ---------------------------     ---------------------------     ------------------------------
      1996(B)          1996            1995            1996           1995(A)          1996            1995(A)
    --------------------------------------------------------------------------------------------------------------
    $    1,209      $    82,707     $    61,962     $   757,498     $   371,181     $   630,545      $    465,844
             8           12,558           6,393          48,439           2,370          10,856               417
           225               --              --         233,076          71,092          17,725                --
           (52)         (60,509)         33,007       1,191,289         540,804         485,209           198,228
            --              (51)           (109)         (2,719)         (1,187)         (1,988)           (1,004)
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
         1,390           34,705         101,253       2,227,583         984,260       1,142,347           663,485
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
            --               --              --              --      10,000,000              --        10,000,000
        36,023          588,549         488,388       2,385,150         330,982         958,640           118,017
        (2,787)        (202,531)       (164,242)       (696,139)        (62,383)       (257,367)          (24,022)
            --          (25,594)         (7,422)        (61,676)            (62)        (14,717)              (66)
            --          (14,290)        (15,530)        (32,091)        (16,477)         (9,665)             (967)
       100,056           90,391         173,606       2,269,082         717,633         794,305           204,077
            --           (1,092)             --          (1,270)             --          (2,096)               --
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
       133,292          435,433         474,800       3,863,056      10,969,693       1,469,100        10,297,039
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
       134,682          470,138         576,053       6,090,639      11,953,953       2,611,447        10,960,524
            --          964,994         388,941      11,953,953              --      10,960,524                --
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
    $  134,682      $ 1,435,132     $   964,994     $18,044,592     $11,953,953     $13,571,971      $ 10,960,524
    ============    ============    ============    ============    ============    ============     ============

                                                                                                    ALGER AMERICAN
            MAINSTAY VP                     MAINSTAY VP                     MAINSTAY VP                 SMALL
               BOND                        GROWTH EQUITY                  INDEXED EQUITY            CAPITALIZATION
    ---------------------------     ---------------------------     ---------------------------     --------------
       1996            1995            1996            1995            1996            1995            1996(B)
    --------------------------------------------------------------------------------------------------------------
    $  165,236      $    81,522     $    43,146     $    36,507     $   135,508     $    71,551      $        (67)
        12,900              406          30,033           7,884          64,602          17,539               (30)
            --               --       1,437,459         388,941         166,736         128,630                --
      (115,255)          53,397         161,667         168,723       1,454,231         572,871              (117)
           (91)            (136)         (1,387)           (637)         (1,534)           (896)                3
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
        62,790          135,189       1,670,918         601,418       1,819,543         789,695              (211)
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
            --               --              --              --              --              --                --
     1,242,545          761,127       4,982,537       2,495,614       5,663,276       2,254,847            15,186
      (402,055)        (265,847)     (1,651,492)       (802,176)     (1,832,018)       (785,474)           (3,169)
       (45,388)         (10,640)       (203,329)        (33,720)       (189,215)        (45,112)              (29)
       (31,204)          (4,094)       (178,949)        (63,184)       (255,372)        (64,176)               80
       627,608          481,252       2,251,912       1,936,157       3,981,697       1,482,291           109,530
        (2,075)              --         (15,505)           (513)         (2,523)            (97)               --
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
     1,389,431          961,798       5,185,174       3,532,178       7,365,845       2,842,279           121,598
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
     1,452,221        1,096,987       6,856,092       4,133,596       9,185,388       3,631,974           121,387
     1,431,730          334,743       4,824,292         690,696       4,721,905       1,089,931                --
    ------------    ------------    ------------    ------------    ------------    ------------     ------------
    $2,883,951      $ 1,431,730     $11,680,384     $ 4,824,292     $13,907,293     $ 4,721,905      $    121,387
    ============    ============    ============    ============    ============    ============     ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 1996
and December 31, 1995

                                                                  CALVERT           FIDELITY          FIDELITY
                                                                  SOCIALLY          VIP II:             VIP:
                                                                RESPONSIBLE        CONTRAFUND      EQUITY-INCOME
                                                               --------------    --------------    --------------
                                                                  1996(b)           1996(b)           1996(b)
                                                               --------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income (loss)............................      $    258          $   (111)         $    (36)
    Net realized gain on investments........................            --               376               121
    Realized gain distribution received.....................           645                --                --
    Change in unrealized appreciation (depreciation)
      on investments........................................          (965)            1,491              (298)
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account......................................            --                (1)               --
                                                               ------------      ----------- -     ----------- -
      Net increase (decrease) in total equity resulting
        from operations.....................................           (62)            1,755              (213)
                                                               ------------      ----------- -     ----------- -
  Contributions and withdrawals:
    Policyowners' premium payments..........................           642            26,958            13,334
    Cost of insurance.......................................          (144)           (5,360)           (1,305)
    Policyowners' surrenders................................            --               (19)               --
    Net transfers to Fixed Account..........................            --              (374)               --
    Transfers between Investment Divisions..................        23,563           233,588            90,768
                                                               ------------      ----------- -     ----------- -
      Net contributions and withdrawals.....................        24,061           254,793           102,797
                                                               ------------      ----------- -     ----------- -
        Increase in total equity............................        23,999           256,548           102,584
TOTAL EQUITY:
    Beginning of period.....................................            --                --                --
                                                               ------------      ----------- -     ----------- -
    End of period...........................................      $ 23,999          $256,548          $102,584
                                                               ============      ============      ============

                                                                                     JANUS         MORGAN STANLEY
                                                                   JANUS             ASPEN            EMERGING
                                                                   ASPEN           WORLDWIDE          MARKETS
                                                                  BALANCED           GROWTH            EQUITY
                                                               --------------    --------------    --------------
                                                                  1996(b)           1996(b)           1996(b)
                                                               --------------------------------------------------
INCREASE IN TOTAL EQUITY:
  Operations:
    Net investment income...................................      $    847          $  1,123          $     82
    Net realized gain on investments........................             1               243                 5
    Change in unrealized appreciation (depreciation)
      on investments........................................          (203)            2,600               489
    Decrease attributable to funds of New York
      Life Insurance and Annuity Corporation retained by
      Separate Account......................................            --                (2)               --
                                                               ------------      ----------- -     ----------- -
      Net increase in total equity resulting
        from operations.....................................           645             3,964               576
                                                               ------------      ----------- -     ----------- -
  Contributions and withdrawals:
    Policyowners' premium payments..........................        14,020            51,071            11,833
    Cost of insurance.......................................        (1,851)           (6,122)           (2,147)
    Policyowners' surrenders................................            --               (12)              (16)
    Transfers between Investment Divisions..................        94,164           209,880            65,490
                                                               ------------      ----------- -     ----------- -
      Net contributions and withdrawals.....................       106,333           254,817            75,160
                                                               ------------      ----------- -     ----------- -
        Increase in total equity............................       106,978           258,781            75,736
TOTAL EQUITY:
    Beginning of period.....................................            --                --                --
                                                               ------------      ----------- -     ----------- -
    End of period...........................................      $106,978          $258,781          $ 75,736
                                                               ============      ============      ============

(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

NOTES TO FINANCIAL STATEMENTS

NOTE 1-- Organization and Accounting Policies:
--------------------------------------------------------------------------------
N
    ew York Life Insurance and Annuity Corporation Variable Universal Life Separate Account I ("VL Separate Account I") was established on June 4, 1993, under Delaware law by New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life Insurance Company. The VL
Separate Account I policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. The policies are distributed by NYLIFE Distributors Inc. and sold by registered representatives of NYLIFE Securities Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors Inc. NYLIFE Securities Inc. and NYLIFE Distributors Inc. are wholly-owned subsidiaries of NYLIFE Inc., which is a wholly-owned subsidiary of New York Life Insurance Company. VL Separate Account I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

  The assets of VL Separate Account I are invested in the shares of the MainStay VP Series Fund, Inc. (formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of New York Life Insurance and Annuity Corporation.

  On October 1, 1996, New York Life Insurance and Annuity Corporation created eight new Investment Divisions within VL Separate Account I. These new Investment Divisions offer the VL Separate Account I eight new Eligible Portfolios to invest in: the MainStay VP Convertible Portfolio, the Alger American Small Capitalization Portfolio, the Calvert Socially Responsible Portfolio, the Fidelity VIP II: Contrafund Portfolio, the Fidelity VIP:
Equity-Income Portfolio, the Janus Aspen Balanced Portfolio, the Janus Aspen Worldwide Growth Portfolio and the Morgan Stanley Emerging Markets Equity Portfolio.

  VL Separate Account I offers the following eighteen variable Investment Divisions, with their respective fund portfolios, for Policyowners to invest premium payments: MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income, Janus Aspen Balanced, Janus Aspen Worldwide Growth and Morgan Stanley Emerging Markets Equity. Each Investment Division of VL Separate Account I will invest exclusively in the corresponding Eligible Portfolio.

  Initial premium payments received are allocated to the MainStay VP Cash Management Investment Division until 20 days (10 days in New York) after the policy issue date. Thereafter, premium payments will be allocated to the Investment Divisions of VL Separate Account I in accordance with the Policyowner's instructions. In addition, the Policyowner has the option to transfer amounts between the Investment Divisions of VL Separate Account I and the Fixed Account of New York Life Insurance and Annuity Corporation.

  No Federal income tax is payable on investment income or capital gains of VL Separate Account I under current Federal income tax law.

  Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

  Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

  Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

  The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

A
            t December 31, 1996, the investments of VL Separate Account I are as follows:

                                                                                      MAINSTAY
                                                               MAINSTAY VP               VP
                                                                 CAPITAL                CASH              MAINSTAY VP
                                                               APPRECIATION          MANAGEMENT           CONVERTIBLE
                                                               -------------------------------------------------------
Number of shares............................................        3,262                6,465                    13
Identified cost*............................................     $ 48,667             $  6,464              $    135

                                                                                      MAINSTAY               ALGER
                                                               MAINSTAY VP               VP                 AMERICAN
                                                                  GROWTH              INDEXED                SMALL
                                                                  EQUITY               EQUITY            CAPITALIZATION
                                                               -------------------------------------------------------
Number of shares............................................          628                  865                     3
Identified cost*............................................     $ 11,416             $ 11,917              $    122

* The cost stated also represents the aggregate cost for Federal income tax purposes.

  Investment activity for the year ended December 31, 1996, was as follows:

                                                                                      MAINSTAY
                                                               MAINSTAY VP               VP
                                                                 CAPITAL                CASH              MAINSTAY VP
                                                               APPRECIATION          MANAGEMENT           CONVERTIBLE
                                                               -------------------------------------------------------
Purchases...................................................     $ 27,237             $ 14,648              $    135
Proceeds from sales.........................................          387               11,310                    --

                                                                                      MAINSTAY               ALGER
                                                               MAINSTAY VP               VP                 AMERICAN
                                                                  GROWTH              INDEXED                SMALL
                                                                  EQUITY               EQUITY            CAPITALIZATION
                                                               -------------------------------------------------------
Purchases...................................................     $  6,843             $  7,919              $    123
Proceeds from sales.........................................          166                  237                     2

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                     MAINSTAY VP        MAINSTAY VP      MAINSTAY VP
    MAINSTAY VP       HIGH YIELD       INTERNATIONAL        TOTAL        MAINSTAY VP      MAINSTAY VP
    GOVERNMENT      CORPORATE BOND        EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
          150             1,557             1,276            1,187             989               225
      $ 1,493          $ 16,343           $12,912          $15,064         $11,136          $  2,971

                                                                            JANUS        MORGAN STANLEY
      CALVERT          FIDELITY          FIDELITY           JANUS           ASPEN           EMERGING
     SOCIALLY          VIP II:             VIP:             ASPEN         WORLDWIDE         MARKETS
    RESPONSIBLE       CONTRAFUND       EQUITY-INCOME      BALANCED         GROWTH            EQUITY
    ---------------------------------------------------------------------------------------------------
           14                15                 5                7              13                 8
      $    25          $    255           $   103          $   107         $   256          $     75

                     MAINSTAY VP        MAINSTAY VP      MAINSTAY VP
    MAINSTAY VP       HIGH YIELD       INTERNATIONAL        TOTAL        MAINSTAY VP      MAINSTAY VP
    GOVERNMENT      CORPORATE BOND        EQUITY           RETURN           VALUE             BOND
    ---------------------------------------------------------------------------------------------------
      $   788          $  5,331           $ 2,276          $ 7,445         $ 5,112          $  1,825
          269               470               156              300              82               268

                                                                            JANUS        MORGAN STANLEY
      CALVERT          FIDELITY          FIDELITY           JANUS           ASPEN           EMERGING
     SOCIALLY          VIP II:             VIP:             ASPEN         WORLDWIDE         MARKETS
    RESPONSIBLE       CONTRAFUND       EQUITY-INCOME      BALANCED         GROWTH            EQUITY
    ---------------------------------------------------------------------------------------------------
      $    25          $    263           $   106          $   107         $   287          $     76
           --                 8                 3               --              31                 1

NOTE 3--Mortality and Expense Risk Charges:
--------------------------------------------------------------------------------

VL
       Separate Account I is charged for administrative services provided and the mortality and expense risks assumed by New York Life Insurance and Annuity Corporation. These charges are made daily at an annual rate of .70% of the daily net asset value of each Investment Division. New York
Life Insurance and Annuity Corporation may increase these charges in the future up to a maximum annual rate of 1.00%. The amounts of these charges retained in the Investment Divisions represent funds of New York Life Insurance and Annuity Corporation. Accordingly, New York Life Insurance and Annuity Corporation participates in the results of each Investment Division ratably with the Policyowners.

--------------------------------------------------------------------------------
NOTE 4 --Distribution of Net Income:
--------------------------------------------------------------------------------

VL
       Separate Account I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 5-- Cost to Policyowners and New York Life Insurance and Annuity Corporation (in 000's):
--------------------------------------------------------------------------------

A
    t December 31, 1996, the cost to Policyowners and New York Life Insurance and Annuity Corporation for accumulation units outstanding, with adjustments for net investment income, market appreciation (depreciation) and deduction for expenses is as follows:

                                                             MAINSTAY VP         MAINSTAY VP
                                                               CAPITAL               CASH            MAINSTAY VP
                                                             APPRECIATION         MANAGEMENT         CONVERTIBLE
                                                            ------------------------------------------------------
Cost to Policyowners and New York Life Insurance and
  Annuity Corporation (net of withdrawals)...............      $ 68,328            $ 14,282            $    140
Sales charges............................................        (4,552)             (6,123)                 (4)
Cost of insurance........................................       (15,055)             (1,923)                 (2)
Accumulated net investment income (loss).................          (255)                222                   1
Accumulated net realized gain on investments and
  realized gain distributions received...................           110                  --                  --
Unrealized appreciation (depreciation) on investments....        11,298                  --                  --
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...            (8)                 --                  --
                                                               --------            --------            --------
Net amount applicable to Policyowners and New York Life
  Insurance and Annuity Corporation......................      $ 59,866            $  6,458            $    135
                                                               ========            ========            ========

                                                                                                        ALGER
                                                             MAINSTAY VP         MAINSTAY VP           AMERICAN
                                                                GROWTH             INDEXED              SMALL
                                                                EQUITY              EQUITY          CAPITALIZATION
                                                            ------------------------------------------------------
Cost to Policyowners and New York Life Insurance and
  Annuity Corporation (net of withdrawals)...............      $ 12,718            $ 14,921            $    126
Sales charges............................................          (792)               (874)                 (2)
Cost of insurance........................................        (2,520)             (2,759)                 (3)
Accumulated net investment income........................            88                 227                  --
Accumulated net realized gain on investments and
  realized gain distributions received...................         1,904                 381                  --
Unrealized appreciation (depreciation) on investments....           284               2,013                  --
Decrease attributable to funds of New York Life Insurance
  and Annuity Corporation retained by Separate Account...            (2)                 (2)                 --
                                                               --------            --------            --------
Net amount applicable to Policyowners and New York Life
  Insurance and Annuity Corporation......................      $ 11,680            $ 13,907            $    121
                                                               ========            ========            ========

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                             MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
       MAINSTAY VP           HIGH YIELD           INTERNATIONAL             TOTAL              MAINSTAY VP           MAINSTAY VP
       GOVERNMENT          CORPORATE BOND            EQUITY                RETURN                 VALUE                 BOND
    -----------------------------------------------------------------------------------------------------------------
         $ 1,864               $15,867               $12,157               $20,577               $12,115               $ 3,593
            (146)                 (275)                 (109)               (1,417)                 (341)                 (218)
            (418)                 (759)                 (281)               (4,685)                 (988)                 (690)
             173                 1,129                 1,096                   495                   122                   268
              17                   355                    29                    67                   208                    13
             (55)                1,732                   683                 2,222                 2,619                   (82)
              --                    (4)                   (3)                   (2)                   (3)                   --
        --------              --------              --------              --------              --------              --------
         $ 1,435               $18,045               $13,572               $17,257               $13,732               $ 2,884
        ========              ========              ========              ========              ========              ========

                                                                                                  JANUS            MORGAN STANLEY
         CALVERT              FIDELITY              FIDELITY                JANUS                 ASPEN               EMERGING
        SOCIALLY               VIP II:                VIP:                  ASPEN               WORLDWIDE              MARKETS
       RESPONSIBLE           CONTRAFUND           EQUITY-INCOME           BALANCED               GROWTH                EQUITY
    -----------------------------------------------------------------------------------------------------------------
         $    24               $   264               $   105               $   109               $   266               $    79
              --                    (3)                   (1)                   (1)                   (5)                   (1)
              --                    (5)                   (1)                   (2)                   (6)                   (2)
              --                    --                    --                     1                     1                    --
               1                    --                    --                    --                    --                    --
              (1)                    1                    --                    --                     3                    --
              --                    --                    --                    --                    --                    --
        --------              --------              --------              --------              --------              --------
         $    24               $   257               $   103               $   107               $   259               $    76
        ========              ========              ========              ========              ========              ========

NOTE 6--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

T

    ransactions in accumulation units for the years ended December 31, 1996 and December 31, 1995, were as follows:

                                                                MAINSTAY VP                          MAINSTAY VP
                                                            CAPITAL APPRECIATION                   CASH MANAGEMENT
                                                          ------------------------            --------------------------
                                                           1996              1995              1996               1995
                                                          --------------------------------------------------------
Units issued on contribution by New York Life
  Insurance and Annuity Corporation....................       --                --                 --                --
Units issued on premium payments.......................    1,859             1,166             29,552            15,446
Units redeemed on cost of insurance....................     (629)             (421)              (892)             (550)
Units redeemed on surrenders...........................      (87)              (29)               (51)               (2)
Units redeemed on death benefits.......................       (2)               (1)                --                --
Units redeemed on net transfers to
  Fixed Account........................................      (75)              (15)              (506)             (215)
Units issued (redeemed) on transfers between
  Investment Divisions.................................      821               568            (25,270)           (13,425)
                                                                                                                 ---------
                                                                                                                    ---
                                                          --------          --------          ---------
                                                            ----              ----                ---
  Net increase.........................................    1,887             1,268              2,833             1,254
Units outstanding, beginning of period.................    1,988               720              2,884             1,630
                                                                                                                 ---------
                                                                                                                    ---
                                                          --------          --------          ---------
                                                            ----              ----                ---
Units outstanding, end of period.......................    3,875             1,988              5,717             2,884
                                                          ============      ============      ============       ============

                                                                 MAINSTAY VP                          MAINSTAY VP
                                                                 TOTAL RETURN                            VALUE
                                                           ------------------------            -------------------------
                                                            1996              1995              1996             1995(A)
                                                           -------------------------------------------------------
Units issued on contribution by New York Life
  Insurance and Annuity Corporation.....................       --                --                --               500
Units issued on premium payments........................      574               407               230                35
Units redeemed on cost of insurance.....................     (195)             (153)              (70)               (7)
Units redeemed on surrenders............................      (30)              (15)               (5)               --
Units redeemed on death benefits........................       (1)               --                --                --
Units redeemed on net transfers to
  Fixed Account.........................................      (20)              (14)               (3)               --
Units issued on transfers between
  Investment Divisions..................................      201               171               219                67
                                                                                                                 --------
                                                                                                                   ----
                                                           --------          --------          --------
                                                             ----              ----              ----
  Net increase..........................................      529               396               371               595
Units outstanding, beginning of period..................      725               329               595                --
                                                                                                                 --------
                                                                                                                   ----
                                                           --------          --------          --------
                                                             ----              ----              ----
Units outstanding, end of period........................    1,254               725               966               595
                                                           ============      ============      ============      ============

(a) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                                                    MAINSTAY VP
    MAINSTAY VP             MAINSTAY VP             HIGH YIELD                   MAINSTAY VP
    CONVERTIBLE             GOVERNMENT            CORPORATE BOND            INTERNATIONAL EQUITY
    -----------         -------------------     -------------------     -----------------------------
      1996(B)            1996        1995        1996       1995(A)      1996             1995(A)
    -------------------------------------------------------------------------------------------------
           --               --          --          --       1,000          --               1,000
            3               53          47         199          31          86                  12
           --              (18)        (15)        (58)         (6)        (24)                 (2)
           --               (2)         (1)         (5)         --          (1)                 --
           --               --          --          --          --          --                  --
           --               (1)         (1)         (2)         (2)         (1)                 --
           10                8          15         191          68          71                  20
     --------           --------    --------    --------
         ----             ----        ----        ----
           13               40          45         325       1,091         131               1,030
           --               85          40       1,091          --       1,030                  --
     --------           --------    --------    --------
         ----             ----        ----        ----
           13              125          85       1,416       1,091       1,161               1,030
    ============        ============ ============ ============

                                                                                           ALGER
                                                                                          AMERICAN
            MAINSTAY VP                 MAINSTAY VP             MAINSTAY VP                SMALL
               BOND                    GROWTH EQUITY          INDEXED EQUITY           CAPITALIZATION
    ---------------------------     -------------------     -------------------        --------------
       1996              1995        1996        1995        1996        1995             1996(B)
    -------------------------------------------------------------------------------------------------
           --               --          --          --          --          --                  --
          108               70         341         212         357         176                   2
          (35)             (25)       (113)        (67)       (115)        (61)                 --
           (4)              (1)        (14)         (3)        (12)         (3)                 --
           --               --          (1)         --          --          --                  --
           (3)              --         (13)         (5)        (16)         (5)                 --
           55               44         155         166         253         118                  11
     --------           --------    --------    --------
         ----             ----        ----        ----
          121               88         355         303         467         225                  13
          122               34         371          68         328         103                  --
     --------           --------    --------    --------
         ----             ----        ----        ----
          243              122         726         371         795         328                  13
    ============        ============ ============ ============

--------------------------------------------------------------------------------

                                                          CALVERT            FIDELITY           FIDELITY
                                                          SOCIALLY           VIP II:              VIP:
                                                        RESPONSIBLE         CONTRAFUND       EQUITY-INCOME
                                                       --------------     --------------     --------------
                                                          1996(b)            1996(b)            1996(b)
                                                       ----------------------------------------------------
Units issued on premium payments....................            --                  3                  1
Units redeemed on cost of insurance.................            --                 (1)                --
Units issued on transfers between
  Investment Divisions..............................             2                 23                  9
                                                       ------------       --------- ---              ---
  Net increase......................................             2                 25                 10
Units outstanding, beginning of period..............            --                 --                 --
                                                       ------------       --------- ---              ---
Units outstanding, end of period....................             2                 25                 10
                                                       ============       ============               ===

                                                                              JANUS          MORGAN STANLEY
                                                           JANUS              ASPEN             EMERGING
                                                           ASPEN            WORLDWIDE           MARKETS
                                                          BALANCED            GROWTH             EQUITY
                                                       --------------     --------------     --------------
                                                          1996(b)            1996(b)            1996(b)
                                                       ----------------------------------------------------
Units issued on premium payments....................             2                  5                  1
Units redeemed on cost of insurance.................            --                 (1)                --
Units issued on transfers between
  Investment Divisions..............................             9                 21                  7
                                                       ------------       --------- ---              ---
  Net increase......................................            11                 25                  8
Units outstanding, beginning of period..............            --                 --                 --
                                                       ------------       --------- ---              ---
Units outstanding, end of period....................            11                 25                  8
                                                       ============       ============               ===

(b) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

                       (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 7--Selected Per Unit Data+:
--------------------------------------------------------------------------------

T
    he following table presents selected per accumulation unit income and capital changes (for an accumulation unit outstanding throughout each period) with respect to each Investment Division of VL Separate Account I:

                                                                              MAINSTAY VP
                                                                         CAPITAL APPRECIATION
                                                             ---------------------------------------------
                                                              1996        1995        1994       1993++(a)
                                                             ---------------------------------------------
Unit value, beginning of period...........................   $13.10      $ 9.72      $10.23       $ 10.00
Net investment income (loss)..............................    (0.09)         --        0.04          0.02
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions)...................     2.44        3.38       (0.55)         0.21
                                                             ------      ------      ------        ------
Unit value, end of period.................................   $15.45      $13.10      $ 9.72       $ 10.23
                                                             ======      ======      ======        ======

                                                                 MAINSTAY VP
                                                                INTERNATIONAL                         MAINSTAY VP
                                                                   EQUITY                            TOTAL RETURN
                                                             -------------------     ---------------------------------------------
                                                              1996       1995(C)      1996        1995        1994       1993++(a)
                                                             ------------------------------------------------------
Unit value, beginning of period...........................   $10.65      $10.00      $12.37      $ 9.70      $10.18       $ 10.00
Net investment income.....................................     0.58        0.46        0.26        0.32        0.52          0.18
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions)...................     0.46        0.19        1.13        2.35       (1.00)           --
                                                             ------      ------      ------      ------      ------        ------
Unit value, end of period.................................   $11.69      $10.65      $13.76      $12.37      $ 9.70       $ 10.18
                                                             ======      ======      ======      ======      ======        ======

                                                                              MAINSTAY VP
                                                                            INDEXED EQUITY
                                                             ---------------------------------------------
                                                              1996        1995        1994       1993++(a)
                                                             ---------------------------------------------
Unit value, beginning of period...........................   $14.39      $10.58      $10.00       $ 10.00
Net investment income (loss)..............................     0.24        0.34        0.49            --
Net realized and unrealized gains (losses) on security
  transactions
  and realized capital gain distributions received
  (includes the
  effect of capital share transactions)...................     2.86        3.47        0.09            --
                                                             ------      ------      ------        ------
Unit value, end of period.................................   $17.49      $14.39      $10.58       $ 10.00
                                                             ======      ======      ======        ======

 + Per unit data based on average monthly units outstanding during the period. ++ Per unit data based on average daily units outstanding during the period.
(a) For the period November 15, 1993 (Commencement of Operations) through December 31, 1993.
(b) For the period May 2, 1994 (Commencement of Operations) through December 31, 1994.
(c) For the period May 1, 1995 (Commencement of Operations) through December 31, 1995.
(d) For the period October 1, 1996 (Commencement of Operations) through December 31, 1996.

                                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                                                           VL SEPARATE ACCOUNT I

--------------------------------------------------------------------------------

                                                                                                                   MAINSTAY VP
                  MAINSTAY VP                   MAINSTAY VP                     MAINSTAY VP                         HIGH YIELD
                CASH MANAGEMENT                 CONVERTIBLE                     GOVERNMENT                        CORPORATE BOND
    ---------------------------------------     -----------     -------------------------------------------     ------------------
     1996    1995        1994       1993++(A)     1996(D)        1996        1995        1994       1993++(A)    1996      1995(C)
    -----------------------------------------------------------------------------------------------------------------
    $ 1.08  $ 1.03      $ 1.00      $ 1.00        $ 10.00       $11.31      $ 9.76      $10.01      $10.00      $10.95     $10.00
      0.04    0.05        0.03          --           0.16         0.76        0.93        1.46        0.39        0.61       0.36
      0.01      --          --          --           0.15        (0.58)       0.62       (1.71)      (0.38)       1.19       0.59
    ------  -------     -------     -------     -----------     -------     -------     -------     -------     ------     -------
    $ 1.13  $ 1.08      $ 1.03      $ 1.00        $ 10.31       $11.49      $11.31      $ 9.76      $10.01      $12.75     $10.95
    ======  =======     =======     =======     ============    ========    ========    ========    ========    ======     ========

       MAINSTAY VP                      MAINSTAY VP                               MAINSTAY VP
          VALUE                            BOND                                  GROWTH EQUITY
    ------------------     -------------------------------------     -------------------------------------
     1996      1995(C)       1996          1995         1994(B)        1996          1995         1994(B)
    ------------------------------------------------------------------------------------------------------
    $11.62     $10.00       $ 11.70       $  9.96       $ 10.00       $ 13.01       $ 10.14       $ 10.00
      0.12       0.05          0.92          1.03          1.70          0.08          0.17          0.30
      2.48       1.57         (0.77)         0.71         (1.74)         3.00          2.70         (0.16)
    ------     -------     ---------     ---------     ---------     ---------     ---------     ---------
    $14.22     $11.62       $ 11.85       $ 11.70       $  9.96       $ 16.09       $ 13.01       $ 10.14
    ======     ========    ==========    ==========    ==========    ==========    ==========    ==========

                                                                                                                   MORGAN
        ALGER                                                                                     JANUS            STANLEY
      AMERICAN           CALVERT          FIDELITY          FIDELITY            JANUS             ASPEN           EMERGING
        SMALL           SOCIALLY           VIP II:            VIP:              ASPEN           WORLDWIDE          MARKETS
    CAPITALIZATION     RESPONSIBLE       CONTRAFUND       EQUITY-INCOME       BALANCED           GROWTH            EQUITY
    -------------     -------------     -------------     -------------     -------------     -------------     -------------
       1996(D)           1996(D)           1996(D)           1996(D)           1996(D)           1996(D)           1996(D)

    -----------------------------------------------------------------------------------------------------------------
       $ 10.00           $ 10.00           $ 10.00           $ 10.00           $ 10.00           $ 10.00           $ 10.00
         (0.01)             0.21             (0.01)            (0.01)             0.17              0.09              0.02
         (0.33)            (0.25)             0.40              0.39             (0.02)             0.20             (0.01)
        ------            ------            ------            ------            ------            ------            ------
       $  9.66           $  9.96           $ 10.39           $ 10.38           $ 10.15           $ 10.29           $ 10.01
    ==============    ==============    ==============    ==============    ==============    ==============    ==============

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and
Annuity Corporation and the Variable Universal Life Policyowners:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations, the statements of changes in total equity and the selected per unit data present fairly, in all material respects, the financial position of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account I comprised of the MainStay VP Capital Appreciation Investment Division, MainStay VP Cash Management Investment Division, MainStay VP Convertible Investment Division, MainStay VP Government Investment Division, MainStay VP High Yield Corporate Bond Investment Division, MainStay VP International Equity Investment Division, MainStay VP Total Return Investment Division, MainStay VP Value Investment Division, MainStay VP Bond Investment Division, MainStay VP Growth Equity Investment Division, MainStay VP Indexed Equity Investment Division, Alger American Small Capitalization Investment Division, Calvert Socially Responsible Investment Division, Fidelity VIP II: Contrafund Investment Division, Fidelity VIP: Equity-Income Investment Division, Janus Aspen Balanced Investment Division, Janus Aspen Worldwide Growth Investment Division, and Morgan Stanley Emerging Markets Equity Investment Division at December 31, 1996, the results of its operations for the year then ended (for the MainStay VP Convertible Investment Division, the Alger American Small Capitalization Investment Division, the Calvert Socially Responsible Investment Division, the Fidelity VIP II: Contrafund Investment Division, the Fidelity VIP: Equity-Income Investment Division, the Janus Aspen Balanced Investment Division, the Janus Aspen Worldwide Growth Investment Division and the Morgan Stanley Emerging Markets Equity Investment Division for the period October 1, 1996 (commencement of operations) through December 31, 1996), the changes in its total equity and the selected per unit data for the period presented in conformity with generally accepted accounting principles. These financial statements and selected per unit data (herein referred to as the "financial statements") are the responsibility of management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments at December 31, 1996, with the MainStay VP Series Fund, Inc., The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund, the Fidelity Variable Insurance Products Fund II, the Janus Aspen Series, and the Morgan Stanley Universal Funds Inc., provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 19, 1997

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)


                                 BALANCE SHEET

                                                                                                    DECEMBER 31,
                                                                                                 -------------------
                                                                                                  1996        1995
                                                                                                 -----------------

                                                                                                    (IN MILLIONS)
ASSETS
  Fixed maturities
    Available for sale, at fair value..........................................................  $11,854     $12,237
    Held to maturity, at amortized cost........................................................      647         566
  Equity securities............................................................................       70          70
  Mortgage loans...............................................................................    1,113       1,003
  Real estate..................................................................................      151         141
  Policy loans.................................................................................      464         435
  Other long-term investments..................................................................       17          17
                                                                                                 -------     -------
        Total investments......................................................................   14,316      14,469
  Cash and cash equivalents....................................................................      236         326
  Deferred policy acquisition costs............................................................      691         511
  Other assets.................................................................................      252         236
  Separate account assets......................................................................    2,445       1,444
                                                                                                 -------     -------
        Total assets...........................................................................  $17,940     $16,986
                                                                                                 =======     =======

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
  Policyholders' account balances..............................................................  $13,163     $12,853
  Future policy benefits.......................................................................      251         233
  Policy claims................................................................................       57          81
  Deferred income taxes........................................................................       47         156
  Other liabilities............................................................................      333         591
  Separate account liabilities.................................................................    2,403       1,396
                                                                                                 -------     -------
        Total liabilities......................................................................   16,254      15,310
STOCKHOLDER'S EQUITY
  Capital stock -- par value $10,000
    (20,000 shares authorized, 2,500 issued and outstanding)...................................       25          25
  Additional paid in capital...................................................................      480         480
  Net unrealized gains on investments..........................................................       68         227
  Retained earnings............................................................................    1,113         944
                                                                                                 -------     -------
        Total stockholder's equity.............................................................    1,686       1,676
                                                                                                 -------     -------
        Total liabilities and stockholder's equity.............................................  $17,940     $16,986
                                                                                                 =======     =======


                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                              STATEMENT OF INCOME

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                        ------------------------------
                                                                                         1996        1995        1994
                                                                                        --------------------------

                                                                                                (IN MILLIONS)
REVENUES
  Universal life and annuity fees....................................................   $  234      $  224      $  194
  Net investment income..............................................................    1,048       1,012       1,014
  Net realized investment gains (losses).............................................       65          38         (41)
  Other income.......................................................................       58          71          57
                                                                                        ------      ------      ------
        Total revenues...............................................................    1,405       1,345       1,224
                                                                                        ------      ------      ------
EXPENSES
  Interest credited to policyholders' account balances...............................      723         742         609
  Policyholder benefits..............................................................      117         168         154
  Operating expenses.................................................................      299         239         278
                                                                                        ------      ------      ------
        Total expenses...............................................................    1,139       1,149       1,041
                                                                                        ------      ------      ------
Income before Federal income taxes...................................................      266         196         183
Federal income taxes
  Current............................................................................      121          84          97
  Deferred...........................................................................      (24)         (8)        (10)
                                                                                        ------      ------      ------
        Total Federal income taxes...................................................       97          76          87
Net income...........................................................................   $  169      $  120      $   96
                                                                                        ======      ======      ======


                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)


                  STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                                           YEAR ENDED DECEMBER 31,
                                                                                        ------------------------------
                                                                                         1996        1995        1994
                                                                                        --------------------------

                                                                                                (IN MILLIONS)
Statutory capital and surplus, beginning of year as previously reported..............   $   --      $   --      $  780
Cumulative effect of comprehensive change in basis of accounting (Note 2)............       --          --         532
                                                                                        ------      ------      ------
Stockholder's equity, beginning of year as adjusted..................................    1,676       1,141       1,312
Net income...........................................................................      169         120          96
Change in unrealized gains and losses on investments.................................     (159)        415        (197)
Dividends paid to stockholder........................................................       --          --         (70)
                                                                                        ------      ------      ------
Stockholder's equity, end of year....................................................   $1,686      $1,676      $1,141
                                                                                        ======      ======      ======


                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                            STATEMENT OF CASH FLOWS

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                        -------------------------------
                                                                                         1996        1995        1994
                                                                                        --------------------------

                                                                                                 (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Income..........................................................................  $   169     $   120     $    96
  Adjustments to reconcile net income to net cash provided by (used for) operating activities:
    Depreciation and amortization.....................................................      (18)        (26)        (43)
    Capitalization of deferred policy acquisition costs...............................     (151)       (126)       (111)
    Amortization of deferred policy acquisition costs.................................      107          86         139
    Policyholder expense charge.......................................................     (188)       (183)       (168)
    Interest credited to policyholders' account balances..............................      723         742         609
    Net realized investment (gains) losses............................................      (65)        (38)         41
    Deferred income taxes.............................................................      (24)         (8)        (10)
    Decrease in net separate account assets...........................................        6          17           2
    (Increase) decrease in other assets and other liabilities.........................     (127)        308        (179)
    (Decrease) increase in policy claims..............................................      (24)          8          19
    Increase (decrease) in future policy benefits.....................................       18         (80)         33
                                                                                        -------     -------     -------
        Net cash provided by operating activities.....................................      426         820         428
                                                                                        -------     -------     -------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sale of available for sale fixed maturities...........................    5,787       2,370       3,120
  Proceeds from maturity of available for sale fixed maturities.......................    1,505         930       1,266
  Proceeds from maturity of held to maturity fixed maturities.........................      141         103         160
  Proceeds from sale of equity securities.............................................       47          40          25
  Proceeds from repayment of mortgage loans...........................................      143         244         138
  Proceeds from sale of real estate...................................................       55          13          16
  Proceeds from other invested assets.................................................        4          31          --
  Cost of available for sale fixed maturities acquired................................   (7,447)     (4,320)     (4,605)
  Cost of held to maturity fixed maturities acquired..................................      (95)       (162)       (135)
  Cost of equity securities acquired..................................................      (43)        (12)         (1)
  Cost of mortgage loans acquired.....................................................     (280)       (320)       (139)
  Cost of real estate acquired........................................................      (35)        (14)        (54)
  Cost of other invested assets acquired..............................................       (8)         (5)        (16)
  Policy loans........................................................................      (29)        (25)        (31)
  Securities sold under agreements to repurchase (net)................................      (37)       (168)        105
                                                                                        -------     -------     -------
    Net cash used in investing activities.............................................     (292)     (1,295)       (151)
                                                                                        -------     -------     -------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
    Deposits..........................................................................    1,069       1,252       1,153
    Withdrawals.......................................................................     (562)       (751)       (793)
    Net transfers to the separate accounts............................................     (733)       (238)       (172)
  Other, net..........................................................................       --         (52)        (70)
                                                                                        -------     -------     -------
        Net cash (used in) provided by financing activities...........................     (226)        211         118
                                                                                        -------     -------     -------
Effect of exchange rate changes on cash and cash equivalents..........................        2          (1)          1
                                                                                        -------     -------     -------
Net (decrease) increase in cash and cash equivalents..................................      (90)       (265)        396
Cash and cash equivalents, beginning of year..........................................      326         591         195
                                                                                        -------     -------     -------
Cash and cash equivalents, end of year................................................  $   236     $   326     $   591
                                                                                        =======     =======     =======


                See accompanying notes to financial statements.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION



         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)


                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1996 AND 1995

NOTE 1--Nature of Operations
--------------------------------------------------------------------------------
N

    ew York Life Insurance and Annuity Corporation ("NYLIAC") is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). NYLIAC offers a wide variety of interest sensitive insurance and annuity products to a large cross section of the insurance market. NYLIAC markets its products in all 50 of the United States, the District of Columbia and Taiwan, primarily through its agency force. In addition, NYLIAC markets Corporate Owned Life Insurance through independent brokers and brokerage general agents.


NOTE 2--Significant Accounting Policies
--------------------------------------------------------------------------------
Basis of Presentation
T
    he accompanying financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements of life insurance enterprises requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results may differ from estimates.

Comprehensive Change in Basis of Accounting


  In 1996, NYLIAC adopted Financial Accounting Standards Board ("FASB") Interpretation No. 40 "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises," as amended by Statement of Financial Accounting Standards ("SFAS") No. 120 "Accounting and Reporting by Mutual Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," effective for fiscal years beginning after December 15, 1995. Prior to the effective date of the Interpretation, NYLIAC, consistent with industry practice, issued financial statements in accordance with statutory accounting practices which were considered GAAP for mutual life insurance companies and their life insurance subsidiaries. Interpretation No. 40 establishes a new definition of GAAP for mutual life insurance companies and their life insurance subsidiaries. Under the Interpretation, financial statements of mutual life insurance companies and their life insurance subsidiaries which are prepared on the basis of statutory accounting practices, are no longer characterized as in conformity with GAAP.


  As a result, NYLIAC has prepared financial statements for the year ended December 31, 1996 in accordance with GAAP. Financial statements for the years ended December 31, 1995, 1994 and 1993, which were previously prepared on the basis of statutory accounting, have been restated in accordance with GAAP. The cumulative effect of the comprehensive change in basis of accounting of $532 million has been recorded as an increase in the beginning of year equity for the year ended December 31, 1994, the earliest year presented herein (See Note 14 for a reconciliation of NYLIAC's statutory surplus and statutory net income with stockholder's equity and net income on a GAAP basis).

Investments


  Fixed maturity investments, which NYLIAC has both the ability and the intent to hold to maturity, are stated at amortized cost. Investments identified as available for sale are reported at fair value. Unrealized gains and losses on available for sale securities are reported in equity, net of deferred taxes and related adjustments. The cost basis of fixed maturities is adjusted for impairments in value deemed to be other than temporary, with the associated realized loss reported in net income. Equity securities are carried at fair value. Unrealized gains and losses related to such securities are reflected in equity, net of deferred taxes and related adjustments. Realized losses are recognized in net income for other than temporary declines in fair value. Mortgage loans are carried at unpaid principal balances, net of impairment allowances, and are generally secured. Investment real estate, which NYLIAC has the intent to hold for the production of income, is carried at depreciated cost net of write-downs for other than temporary declines in fair value. Properties held for sale are carried at the lower of cost or fair value less estimated selling costs. Policy loans are stated at the aggregate balance due. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce amounts payable at death or surrender. Cash equivalents include investments that have maturities of 90 days or less at date of purchase and are carried at amortized cost, which approximates fair value. Short-term investments are included in fixed maturities on the balance sheet, and are carried at amortized cost, which approximates fair value.


  Derivative financial instruments used by NYLIAC to hedge exposure to interest rate and foreign currency fluctuations are accounted for on an accrual basis. Realized gains and losses related to contracts that are effective hedges on specific assets are deferred and recognized in net income in the same period as gains and losses on the hedged assets. Amounts payable or receivable under interest rate, currency and commodity swap agreements and interest rate floor agreements are recognized as investment income or expense when earned. Premiums paid for interest rate floor agreements are amortized into interest expense over the life of the agreement. Unamortized premiums are included in other assets in the balance sheet. Unrealized gains and losses on foreign currency forward exchange contracts are reported in equity. Realized gains and losses are recognized in net income upon termination or maturity of the contracts.

Deferred Policy Acquisition Costs

  The costs of acquiring new business and certain costs of issuing policies that vary with and are primarily related to the production of new business have been deferred and recorded as an asset in the balance sheet. These consist primarily of commissions, certain expenses of underwriting and issuing contracts, and certain agency expenses. Acquisition costs for universal life and annuity contracts are amortized in proportion to estimated gross profits over the effective life of these contracts, which is assumed to be 25 years for universal life contracts and 15 years for annuities. Changes in assumptions are reflected in the current year's amortization.

  The carrying amount of the deferred policy acquisition cost asset is adjusted at each balance sheet date as if the unrealized gains or losses on investments associated with these insurance contracts had been realized and included in the gross profits used to determine current period amortization. The increase or decrease in the deferred policy acquisition cost asset due to unrealized gains or losses is recorded in stockholder's equity.

Recognition of Income and Related Expenses

  Amounts received under universal life and annuity contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

Policyholders' Account Balances


  Policyholders' account balances on universal life and annuity contracts are equal to cumulative deposits plus credited interest less withdrawals and charges.


Federal Income Taxes

  NYLIAC is a member of a group which files a consolidated Federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined on a separate company basis. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Adjustments to such estimates are recorded in net income. Deferred income tax assets and liabilities are recognized for the future tax consequence of temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities.

  Current Federal income taxes include a provision for NYLIAC's allocable share of the equity base tax applicable to mutual life insurance companies and their subsidiaries. The amount recorded is based on NYLIAC's estimate of the differential earnings rate used to compute the equity base tax.

Reinsurance

  NYLIAC enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. NYLIAC remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. NYLIAC evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Separate Accounts


  NYLIAC has established separate accounts with varying investment objectives which are segregated from NYLIAC's general account and are maintained for the benefit of separate account contractholders and NYLIAC. Separate account assets are stated at market value. The liability for separate accounts represents contractholders' interests in the separate account assets, including accumulated net investment income and realized and unrealized gains and losses on those assets.

Fair Values of Financial Instruments


  Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of fixed maturities, short-term investments, cash equivalents, equity securities and mortgage loans is reported in Note 2 -- Significant Accounting Policies and Note 3 -- Investments. Fair values for policyholders' account balances are reported in Note 5 -- Insurance Liabilities. Fair values for derivative financial instruments are included in Note 10 -- Derivative Financial Instruments and Risk Management. Fair values for repurchase agreements are included in Note 11 -- Commitments and Contingencies.

Business Risks and Uncertainties


  The development of liabilities for future policy benefits and deferred policy acquisition costs for NYLIAC's products requires management to make estimates and assumptions regarding mortality, morbidity, lapse, expense and investment experience. Such estimates are primarily based on historical experience and future expectations of mortality, morbidity, expense, persistency and investment assumptions. Actual results could differ from those estimates. Management monitors actual experience, and where circumstances warrant, revises its assumptions and the related estimates for liabilities for future policy benefits and deferred policy acquisition costs.


  NYLIAC's investments are primarily comprised of fixed maturities and mortgage loans. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments, as well as their related values. A significant decline in the market value of these investments could have an adverse affect on NYLIAC's balance sheet.

  NYLIAC regularly invests in mortgage-backed securities and other securities subject to prepayment and call risk. Significant changes in prevailing interest rates may adversely affect the timing and amount of cash flows on such securities. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment speeds will differ from original estimates and may result in material adjustments to amortization or accretion recorded in future periods.

  As a subsidiary of a mutual life insurance company, NYLIAC is subject to a tax on its equity base. The rates applied to NYLIAC's equity base are determined annually by the Internal Revenue Service ("IRS") after comparison of mutual life insurance company earnings for the year to the average earnings of the 50 largest stock life insurance companies for the prior three years. Due to the timing of earnings information, estimates of the current year's tax must be made by management. The ultimate amounts of equity base tax incurred may vary considerably from the original estimates.

NOTE 3-- Investments
--------------------------------------------------------------------------------
Fixed Maturities
F
    or publicly traded fixed maturities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, NYLIAC has determined an estimated fair value using either a discounted cash flow approach (including provisions for credit risk, generally based upon the assumption such securities will be held to maturity) or a proprietary matrix pricing model.

  At December 31, 1996 and 1995, the maturity distribution of fixed maturities was as follows (in millions):


                                                                               1996                     1995
                                                                      ----------------------   ----------------------
                                                                      AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                                        COST      FAIR VALUE     COST      FAIR VALUE
                                                                      --------------------------------------------
AVAILABLE FOR SALE
Due in one year or less.............................................   $   489     $    491     $   755     $    762
Due after one year through five years...............................     3,019        3,039       2,782        2,850
Due after five years through ten years..............................     2,122        2,151       1,642        1,736
Due after ten years.................................................     2,030        2,091       1,795        1,967
Asset-backed securities:
  Government or government agency...................................     2,866        2,916       4,089        4,233
  Other.............................................................     1,168        1,166         657          689
                                                                       -------      -------     -------      -------
        Total Available for Sale....................................   $11,694     $ 11,854     $11,720     $ 12,237
                                                                       =======      =======     =======      =======

                                                                               1996                     1995
                                                                      ----------------------   ----------------------
                                                                      AMORTIZED   ESTIMATED    AMORTIZED   ESTIMATED
                                                                        COST      FAIR VALUE     COST      FAIR VALUE
                                                                      --------------------------------------------
HELD TO MATURITY
Due in one year or less.............................................    $  24        $ 24        $  29        $ 29
Due after one year through five years...............................      192         194          232         237
Due after five years through ten years..............................      235         241          208         221
Due after ten years.................................................      100         105           67          75
Asset-backed securities.............................................       96          96           30          31
                                                                         ----        ----         ----        ----
        Total Held to Maturity......................................    $ 647        $660        $ 566        $593
                                                                         ====        ====         ====        ====


  At December 31, 1996 and 1995, the distribution of gross unrealized gains and losses on investments in fixed maturities was as follows (in millions):


                                                                                           1996
                                                                     ------------------------------------------------
                                                                     AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
                                                                       COST        GAINS        LOSSES     FAIR VALUE
                                                                     ---------------------------------------------
AVAILABLE FOR SALE
U.S. Treasury and U.S. Government corporations and agencies........   $ 1,243       $ 24         $  7       $  1,260
U.S. agencies, state and municipal.................................     2,561         64           15          2,610
Foreign governments................................................       191         13            1            203
Corporate..........................................................     6,531        131           47          6,615
Other..............................................................     1,168         19           21          1,166
                                                                      -------       ----          ---        -------
        Total Available for Sale...................................   $11,694       $251         $ 91       $ 11,854
                                                                      =======       ====          ===        =======
HELD TO MATURITY
Corporate..........................................................   $   551       $ 15         $  2       $    564
Asset-backed securities............................................        96         --           --             96
                                                                      -------       ----          ---        -------
        Total Held to Maturity.....................................   $   647       $ 15         $  2       $    660
                                                                      =======       ====          ===        =======



                                                                                           1995
                                                                     ------------------------------------------------
                                                                     AMORTIZED   UNREALIZED   UNREALIZED   ESTIMATED
                                                                       COST        GAINS        LOSSES     FAIR VALUE
                                                                     ---------------------------------------------
AVAILABLE FOR SALE
U.S. Treasury and U.S. Government corporations and agencies........   $ 1,840       $ 82         $  2       $  1,920
U.S. agencies, state and municipal.................................     3,563        150            8          3,705
Foreign governments................................................       318         26            1            343
Corporate..........................................................     5,342        249           11          5,580
Other..............................................................       657         33            1            689
                                                                      -------       ----          ---        -------
        Total Available for Sale...................................   $11,720       $540         $ 23       $ 12,237
                                                                      =======       ====          ===        =======
HELD TO MATURITY
Corporate..........................................................   $   536       $ 26         $ --       $    562
Asset-backed securities............................................        30          1           --             31
                                                                      -------       ----          ---        -------
        Total Held to Maturity.....................................   $   566       $ 27         $ --       $    593
                                                                      =======       ====          ===        =======


Equity Securities

  Estimated fair value for equity securities, substantially all of which have a readily ascertainable market value, has been determined using quoted market prices.

  At December 31, 1996 and 1995, the distribution of gross unrealized gains and losses on equity securities is as follows (in millions):

                                                                                  UNREALIZED   UNREALIZED   ESTIMATED
                                                                           COST     GAINS        LOSSES     FAIR VALUE
                                                                           ---------------------------------------
1996.....................................................................  $63       $  8          $1          $ 70
1995.....................................................................  $45       $ 28          $3          $ 70

Mortgage Loans


  NYLIAC's mortgage loans are diversified by property type, location and borrower. Mortgage loans are collateralized by the related property and generally approximate 75% of the property's value at the time the original loan is made. The carrying value of mortgage loans was $1,113 million and $1,003 million at December 31, 1996 and 1995, respectively.


  The fair market value of the mortgage loan portfolio at December 31, 1996 and 1995, is estimated to be $1,194 million and $1,103 million, respectively. Market values are determined by discounting the projected cash flow for each individual loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.


  At December 31, 1996, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $25 million, all at a fixed market rate of interest. These commitments are diversified by property type and geographic region.


  Allowances related to mortgage loans were $20 million at December 31, 1996 and 1995. The activity in the allowances as of December 31, 1996 and 1995, is summarized below (in millions):


                                                                                                     1996     1995
                                                                                                     -------------
Beginning balance..................................................................................  $20      $19
Charged to net loss................................................................................   (1)      (5)
Principal write-offs...............................................................................    1        6
                                                                                                     ---      ---
Ending balance.....................................................................................  $20      $20
                                                                                                     ===      ===


  Impaired mortgage loans along with specific allowances for losses as of December 31, 1996 and 1995, were as follows (in millions):


                                                                                                     1996     1995
                                                                                                     -------------
Impaired mortgage loans with provisions for losses.................................................  $39      $51
Provision for losses...............................................................................  (14)     (13)
                                                                                                     ----     ----
Net impaired mortgage loans........................................................................  $25      $38
                                                                                                     ====     ====

  NYLIAC accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on problem loans is generally recognized on a cash basis. Cash payments on loans in the process of foreclosure are generally treated as a return of principal.

  At December 31, 1996 and 1995, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                                                                    1996       1995
                                                                                                   ---------------
PROPERTY TYPE:
  Office building................................................................................  $  643     $  639
  Retail.........................................................................................     235        184
  Apartments.....................................................................................     179        151
  Other..........................................................................................      56         29
                                                                                                   ------     ------
        Total....................................................................................  $1,113     $1,003
                                                                                                   ======     ======

GEOGRAPHIC REGION:
  Central........................................................................................  $  246     $  207
  Pacific........................................................................................     133        131
  Middle Atlantic................................................................................     377        365
  South Atlantic.................................................................................     307        273
  New England....................................................................................      33         12
  Other..........................................................................................      17         15
                                                                                                   ------     ------
        Total....................................................................................  $1,113     $1,003
                                                                                                   ======     ======

Real Estate


  At December 31, 1996 and 1995, NYLIAC's real estate portfolio consisted of the following (in millions):

                                                                                                     1996     1995
                                                                                                     -------------
Investment.........................................................................................  $105     $101
Acquired through foreclosure.......................................................................   39       40
Real estate joint ventures.........................................................................    7       --
                                                                                                     ----     ----
        Total real estate..........................................................................  $151     $141
                                                                                                     ====     ====

  Accumulated depreciation on real estate was $5 million at December 31, 1996 and 1995. Depreciation expense for 1996, 1995 and 1994, totaled $3 million, $3 million and $2 million, respectively.

NOTE 4--Investment Income and Capital Gains and Losses
--------------------------------------------------------------------------------
T
    he components of net investment income for the years ended December 31, 1996, 1995 and 1994, were as follows (in millions):

                                                                                           1996       1995       1994
                                                                                          ------------------------
Fixed maturities.......................................................................   $  920     $  904     $  890
Equity securities......................................................................        3          3          5
Mortgage loans.........................................................................       93         82         86
Real estate............................................................................       21         19         16
Policy loans...........................................................................       37         35         31
Other..................................................................................        6          4         13
                                                                                          ------     ------     ------
    Gross investment income............................................................    1,080      1,047      1,041
Investment expenses....................................................................      (32)       (35)       (27)
                                                                                          ------     ------     ------
    Net investment income..............................................................   $1,048     $1,012     $1,014
                                                                                          ======     ======     ======

  For the years ended December 31, 1996, 1995 and 1994, realized investment gains and losses computed under the specific identification method are as follows (in millions):

                                                                   1996                 1995                 1994
                                                             ----------------     ----------------     ----------------
                                                             GAINS     LOSSES     GAINS     LOSSES     GAINS     LOSSES
                                                             -----------------------------------------------------
Fixed maturities..........................................   $100      $ (64)     $ 62      $ (32)     $ 98      $(132)
Equity securities.........................................     22         (1)       16         (7)        5         (1)
Mortgage loans............................................     15        (19)       15        (19)        1         (5)
Real estate...............................................      6         (3)        1         (1)        1         (4)
Derivative instruments....................................     46        (41)      102       (102)        4        (14)
Other.....................................................      7         (3)        9         (6)        7         (1)
                                                             ----      -----      ----      -----      ----      -----
  Subtotal................................................   $196      $(131)     $205      $(167)     $116      $(157)
                                                             ----      -----      ----      -----      ----      -----
Net realized investment gains (losses)....................         $65                  $38                 $(41)
                                                                   ===                  ===                  ===

--------------------------------------------------------------------------------

  Stockholder's equity at December 31, 1996 and 1995, includes net unrealized gains and losses as follows (in millions):



                                                                                                     1996     1995
                                                                                                     -------------
Net unrealized gains on investments before adjustments............................................   $163     $ 535
Related adjustments:
  Deferred policy acquisition costs...............................................................   (60)      (196)
  Policyholder liabilities........................................................................     2          9
  Deferred Federal income taxes...................................................................   (37)      (121)
                                                                                                     ----      ----
                                                                                                     (95)      (308)
Net unrealized gains on investments included in stockholder's equity..............................   $68      $ 227
                                                                                                     ====      ====


  Changes in net unrealized gains and losses on investments were as follows (in millions):


                                                                                                    1996       1995
                                                                                                    --------------
Net unrealized gains (losses) on investments before adjustments:
  Beginning of year..............................................................................   $ 535     $ (477)
  End of year....................................................................................     163        535
                                                                                                     ----       ----
  Net change.....................................................................................    (372)     1,012
Change in related adjustments:
  Deferred policy acquisition costs..............................................................     136       (391)
  Policyholder liabilities.......................................................................      (7)        17
  Deferred Federal income taxes..................................................................      84       (223)
                                                                                                     ----       ----
Change in unrealized gains on investments........................................................    (159)       415
Net unrealized gains (losses) on investments at beginning of year................................     227       (188)
                                                                                                     ----       ----
Net unrealized gains on investments at end of year...............................................   $  68     $  227
                                                                                                     ====       ====


NOTE 5--Insurance Liabilities
--------------------------------------------------------------------------------
Policyholders' Account Balances

N
    YLIAC's annuity contracts are primarily deferred annuities. The carrying value, which approximates fair value, of NYLIAC's liabilities for deferred annuities at December 31, 1996 and 1995, was $7,345 million and $7,559 million, respectively.

NOTE 6--Separate Accounts
--------------------------------------------------------------------------------

N
    YLIAC maintains seven non-guaranteed, registered separate accounts for its variable deferred annuity and variable life products with assets of $2,445 million and $1,444 million at December 31, 1996 and 1995, respectively. NYLIAC maintains investments in the registered separate accounts of $42 million and $48 million at December 31, 1996 and 1995, respectively. The assets of the separate accounts, which are carried at market value, represent investments in shares of the New York Life sponsored MainStay VP Series Fund and seven nonproprietary funds.

NOTE 7--Deferred Policy Acquisition Costs

--------------------------------------------------------------------------------

A

    n analysis of deferred policy acquisition costs for the years ended December 31, 1996, 1995 and 1994, is as follows (in millions):


                                                                                            1996      1995      1994
                                                                                            ----------------------
Balance at beginning of year before adjustment for unrealized (gains) losses on
  investments............................................................................   $ 707     $ 667     $ 695
Current year deferral....................................................................     151       126       111
Amortized during year....................................................................    (107)      (86)     (139)
                                                                                            ------    ------    ------
Balance at end of year before adjustment for unrealized (gains) losses on investments....     751       707       667
Adjustment for unrealized (gains) losses on investments..................................     (60)     (196)      195
                                                                                            ------    ------    ------
Balance at end of year...................................................................   $ 691     $ 511     $ 862
                                                                                            ======    ======    ======

NOTE 8--Federal Income Taxes
--------------------------------------------------------------------------------

T


    he components of the net deferred income tax liability as of December 31, 1996 and 1995, are as follows (in millions):



                                                                                                     1996     1995
                                                                                                     -------------
Deferred Tax Assets:
  Future policy benefits..........................................................................   $114     $ 105
  Employee benefits...............................................................................    26         43
  Other...........................................................................................    36          9
                                                                                                     ----      ----
    Gross deferred tax assets.....................................................................   176        157
                                                                                                     ----      ----
Deferred Tax Liabilities:
  Deferred policy acquisition costs...............................................................   161        110
  Investments.....................................................................................    54        191
  Other...........................................................................................     8         12
                                                                                                     ----      ----
    Gross deferred tax liabilities................................................................   223        313
                                                                                                     ----      ----
    Net deferred tax liability....................................................................   $(47)    $(156)
                                                                                                     ====      ====


  The gross deferred tax asset relates to temporary differences that are expected to reverse as net ordinary deductions. Management believes that NYLIAC's taxable income in future years will be sufficient to realize the deferred tax benefits and therefore, no valuation allowance has been recorded.

  Set forth below is a reconciliation of the Federal income tax rate to the effective tax rate for 1996, 1995 and 1994:


                                                                                             1996     1995     1994
                                                                                             ---------------------
Statutory Federal income tax rate.........................................................   35.0%    35.0%    35.0%
    Equity base tax.......................................................................   3.2       --      11.7
    Investments in employee stock option loans............................................   (.7)     (1.3)    (1.4)
    Other.................................................................................   (.9)     5.2      3.3
                                                                                             ----     ----     ----
    Effective tax rate....................................................................   36.6%    38.9%    48.6%
                                                                                             ====     ====     ====


  NYLIAC's Federal income tax returns are routinely audited by the IRS and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 1990. There were no material effects on NYLIAC's results of operations as a result of these audits. NYLIAC believes that its recorded income tax liabilities are adequate for all open years.

NOTE 9--Reinsurance

--------------------------------------------------------------------------------

A
    group reinsurance agreement between NYLIAC and New York Life was approved by the New York State Insurance Department in 1981 and was terminated effective December 31, 1995. Under the terms of the agreement, NYLIAC assumed the liabilities for group health long-term disability policies issued by New York Life. Cash settlements were made between the companies as follows:

                                                                                              YEAR ENDED DECEMBER
                                                                                                      31,
                                                                                             ----------------------
                                                                                             1996     1995     1994
                                                                                             ---------------------
Premiums due..............................................................................   $--      $(32)    $(33)
Benefit reimbursement.....................................................................    22       20       18
Experience refund.........................................................................     4        8       16
                                                                                             ---      ---      ---
Net settlement paid (received) by NYLIAC..................................................   $26      $(4)     $ 1
                                                                                             ===      ===      ===


  As a result of the termination of the group reinsurance agreement between NYLIAC and New York Life, NYLIAC transferred $119 million in fixed maturities to New York Life during 1996 as payment for the policy liabilities related to disability claims covered under the group reinsurance contract. At December 31, 1995, NYLIAC had established a liability of $119 million for this payment.


NOTE 10--Derivative Financial Instruments and Risk Management
--------------------------------------------------------------------------------

N
    YLIAC uses derivative financial instruments to manage interest rate, currency and market risk. These derivative financial instruments include foreign currency forward exchange contracts, interest rate floors, and interest rate and commodity swaps. NYLIAC does not engage in derivative financial instrument transactions for the purpose of trading.

  Notional or contractual amounts of derivative financial instruments provide only a measure of involvement in these types of transactions and they do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments which relate to interest rates, exchange rates, or other financial indices.

Interest Rate Risk Management

  NYLIAC enters into various types of interest rate contracts primarily to minimize exposure of specific assets held by NYLIAC to fluctuations in interest rates.

  The following table summarizes the notional amounts and credit exposures of interest rate related derivative transactions (in thousands):

                                                                             1996                      1995
                                                                     ---------------------     ---------------------
                                                                     NOTIONAL      CREDIT      NOTIONAL      CREDIT
                                                                      AMOUNT      EXPOSURE      AMOUNT      EXPOSURE
                                                                     ---------------------------------------------
Interest Rate Swaps...............................................   $57,000        $992       $50,000          --
Floors............................................................   $150,000       $120       $150,000         --

  Interest rate swaps are agreements with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional amount. Swap contracts outstanding at December 31, 1996 are between eight years, eight months and fourteen years, four months in maturity. At December 31, 1995 such contracts were between ten months and eight years, seven months in maturity. NYLIAC does not act as an intermediary or broker in interest rate swaps.

  The following table shows the type of swaps used by NYLIAC and the weighted average interest rates. Average variable rates are based on the rates which determine the last payment received or paid on each contract; those rates may change significantly, affecting future cash flows:

                                                                                                1996          1995
                                                                                               -------------------
Receive -- fixed swaps -- Notional amount (in thousands)....................................   $57,000       $15,000
  Average receive rate......................................................................     7.19%         7.93%
  Average pay rate..........................................................................     5.92%         7.39%
Pay -- fixed swaps -- Notional amount (in thousands)........................................        --       $35,000
  Average pay rate..........................................................................        --         7.46%
  Average receive rate......................................................................        --         6.02%

  During the term of the swap, net settlement amounts are recorded as investment income or expense when earned. Fair values of interest rate swaps were $569,000 and ($2,000,000) at December 31, 1996 and 1995, respectively, based on quoted market prices.

  Interest rate floor agreements entitle NYLIAC to receive amounts from counterparties based upon the difference between a strike price and current interest rates. Such agreements serve as hedges against declining interest rates on a portfolio of assets. Amounts received during the term of interest rate floor agreements are recorded as investment income.

  At December 31, 1996 and 1995, unamortized premiums on interest rate floors amounted to $522,000 and $597,000, respectively. Fair values of such agreements were $120,000 and $395,000 at December 31, 1996 and 1995, respectively, based on quoted market prices.

  NYLIAC is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under contractual terms. The credit exposure of derivative financial instruments is represented by the sum of fair values of contracts with each counterparty, if the net value is positive, at the reporting date.

  NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations. NYLIAC has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the future creditworthiness of counterparties. NYLIAC uses master netting agreements and adjusts transaction levels, when appropriate, to minimize risk.

Foreign Exchange Risk Management

  NYLIAC enters into foreign currency forward exchange contracts and foreign currency swaps primarily as a portfolio hedge against foreign currency fluctuations. The purpose of NYLIAC's foreign currency hedging activities is to protect it from the risk that the value of foreign currency denominated investments will be adversely affected by changes in exchange rates.

  NYLIAC's foreign currency forward exchange contracts involve the exchange of two currencies at a specified future date and at a specified price. The average term of the contracts is three to six months.

  The table below summarizes, by major currency, the contractual amounts of NYLIAC's foreign currency forward exchange contracts. The amounts represent the U.S. dollar equivalent of commitments to buy and sell foreign currencies, translated at December 31, 1996 and 1995 exchange rates (in thousands):

                                                                                        1996                1995
                                                                                 ------------------   -----------------
                                                                                  BUY        SELL     BUY        SELL
                                                                                 ---------------------------------
Japanese Yen..................................................................   $   --     $14,000   $ --     $ 49,000
Italian Lire..................................................................       --       9,000     --       21,000
French Francs.................................................................       --       8,000     --       24,000
Other.........................................................................    4,000      43,000     --      107,000
                                                                                 ------     -------    ---     --------
                                                                                 $4,000     $74,000   $ --     $201,000
                                                                                 ======     =======    ===     ========

  The fair values of foreign currency forward exchange contracts at December 31, 1996 and 1995 were $1 million and $(3) million, respectively, based on current market rates.

  NYLIAC is exposed to credit-related losses in the event of non-performance by counterparties, which could result in an unhedged position. NYLIAC deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. For contracts with counterparties where no master netting arrangement exists, in the event of default on the part of the counterparty, credit exposure is defined as the fair value of contracts in a gain position at the reporting date. Credit exposure to counterparties, where a master netting arrangement is in place in the event of default is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty. The credit exposure of NYLIAC's foreign currency forward exchange contracts at December 31, 1996 and 1995 was $1,000,000 and $137,000, respectively.

NOTE 11--Commitments and Contingencies
--------------------------------------------------------------------------------
Litigation

I
   n 1995, NYLIAC and New York Life settled a class action related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge, and has now been upheld on appeal, including a recent refusal by the New York State Court of Appeals to permit a discretionary appeal from the Appellate Division. The lone appellant has recently filed two motions in the trial court seeking to enjoin implementation of the settlement and to renew his objections to the settlement. The lone appellant may file a writ of certiorari in the United States Supreme Court during the prescribed statutory period.

  There are also actions in various jurisdictions by individual policyowners who excluded themselves from the settlement of the nationwide class action; and in each of two jurisdictions a purported class action claiming to include numerous policyowners who excluded themselves from the settlement of the nationwide class action. Most of these actions seek substantial or unspecified compensatory and punitive damages.

  NYLIAC is also a defendant in other individual and alleged class actions arising from its insurance, investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

  Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

Loaned Securities and Repurchase Agreements

  NYLIAC participates in a secured lending program for the purpose of enhancing income on securities held. At December 31, 1996, $826 million ($1,222 million at December 31, 1995) of NYLIAC's bonds were on loan to others, but were fully collateralized in an account held in trust for NYLIAC. Such assets reflect the extent of NYLIAC's involvement in securities lending, not its risk of loss.

  NYLIAC enters into agreements to sell and repurchase securities for the purpose of enhancing income on securities held. Under these agreements, NYLIAC obtains the use of funds from a broker for approximately one month. The liability reported in the balance sheet at December 31, 1996 of $50 million ($86 million at December 31, 1995) is considered to be fair value. The investments acquired with the funds received from the securities sold are primarily included in cash and cash equivalents in the balance sheet.

NOTE 12--Related Party Transactions
--------------------------------------------------------------------------------

N
    o dividends were declared or paid to New York Life in 1996 or 1995. In 1994, NYLIAC declared and paid a dividend of $70 million to New York Life. This dividend was paid from current year earnings, as permitted by the Delaware
Insurance Department.

--------------------------------------------------------------------------------
  New York Life provides NYLIAC with services and facilities for the sale of insurance and other activities related to the business of insurance. NYLIAC reimburses New York Life for the identified costs associated with these services and facilities under the terms of a Service Agreement between New York Life and NYLIAC. Such costs, amounting to $191 million for the year ended December 31, 1996 ($166 million for 1995 and $147 million for 1994) are reflected in operating expenses and net investment income in the accompanying Statement of Income.

NOTE 13--Supplemental Cash Flow Information
--------------------------------------------------------------------------------

A
    s a result of the reinsurance agreement with New York Life discussed in Note 9, NYLIAC transferred $119 million in fixed maturities to New York Life during 1996.

  Federal income taxes paid were $146 million, $57 million, and $105 million during 1996, 1995 and 1994, respectively.

  Interest paid was $3 million, $2 million and $2 million during 1996, 1995 and 1994, respectively.

NOTE 14--Reconciliations Between Statutory Accounting and GAAP
--------------------------------------------------------------------------------

A

    ccounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP. The following chart reconciles NYLIAC's statutory capital and surplus determined in accordance with accounting practices prescribed by the
Delaware Insurance Department with stockholder's equity on a GAAP basis, and the cumulative effect of adopting GAAP as of January 1, 1994 (in millions):



                                                                                                        CUMULATIVE
                                                                             YEAR ENDED                   EFFECT
                                                                            DECEMBER 31,             OF ADOPTING GAAP
                                                                    ----------------------------     ----------------
                                                                     1996       1995       1994      JANUARY 1, 1994
                                                                    ----------------------------------------------
Statutory Capital and Surplus....................................   $  998     $  878     $  845          $  780
                                                                    ------     ------     ------          ------
Adjustments:
  Deferred policy acquisition costs..............................      691        511        862             694
  Asset valuation reserve........................................      164        137        105              79
  Investment related.............................................      151        511       (490)             (7)
  Interest maintenance reserve...................................       35         26         20              55
  Non-admitted assets............................................       31         26         23              17
  Policyholder liabilities.......................................     (262)      (187)      (203)           (184)
  Deferred income taxes..........................................      (47)      (156)        59             (55)
  Employee benefit liabilities...................................      (63)       (61)       (61)            (60)
  Other..........................................................      (12)        (9)       (19)             (7)
                                                                    ------     ------     ------          ------
    Total adjustments............................................      688        798        296             532
                                                                    ------     ------     ------          ------
Total GAAP Stockholder's Equity..................................   $1,686     $1,676     $1,141          $1,312
                                                                    ======     ======     ======          ======

--------------------------------------------------------------------------------

  The following chart reconciles NYLIAC's statutory net income determined in accordance with accounting practices prescribed by the Delaware Insurance Department with net income on a GAAP basis (in millions):



                                                                                              YEAR ENDED DECEMBER
                                                                                                      31,
                                                                                             ----------------------
                                                                                             1996     1995     1994
                                                                                             ---------------------
Statutory Net Income......................................................................   $148     $95      $166
                                                                                             ----     ----     ---
Adjustments:
  Deferred policy acquisition costs.......................................................    44       40      (28)
  Deferred income taxes...................................................................    24        8       10
  Interest maintenance reserve............................................................     9        6      (35)
  Investment related......................................................................     1      (11)      --
  Policyholder liabilities................................................................   (54)      (4)     (14)
  Other...................................................................................    (3)     (14)      (3)
                                                                                             ----     ----     ---
        Total Adjustments.................................................................    21       25      (70)
                                                                                             ----     ----     ---
GAAP Net Income...........................................................................   $169     $120     $96
                                                                                             ====     ====     ===



  Financial statements prepared on the statutory basis of accounting vary from those prepared under GAAP, primarily as follows: (1) the costs related to acquiring business, principally commissions and certain policy issue expenses are charged to income in the year incurred, whereas under GAAP they would be deferred and amortized over the periods benefitted; (2) funds received under deposit-type contracts are reported as premium income, whereas under GAAP, such funds are recorded as a liability; (3) life insurance reserves are based on different assumptions than they are under GAAP; (4) life insurance companies are required to establish an Asset Valuation Reserve ("AVR") by a direct charge to surplus to offset potential investment losses, whereas, under GAAP, the AVR is not recognized and any allowances for losses on investments would be deducted from the assets to which they relate and would be charged to income; (5) investments in fixed maturities are generally carried at amortized cost or values prescribed by the National Association of Insurance Commissioners ("NAIC"); under GAAP, investments in fixed maturities, which are available for sale or held for trading, are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve ("IMR") and amortized into investment income over the remaining life of the investment sold, whereas under GAAP, the gains and losses are recognized in income at the time of sale; and (7) deferred Federal income taxes are not provided for as they are under GAAP.


  The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law. No consideration is given by the Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

  At December 31, 1996 and 1995, admitted assets on a statutory basis were $17,099 million and $15,977 million, respectively, and total liabilities were $16,101 million and $15,099 million, respectively, which included policy reserves of $13,099 million and $12,821 million, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholder of


New York Life Insurance and Annuity Corporation

I

   n our opinion, the accompanying balance sheets and the related statements of income, of changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation at December 31, 1996 and 1995, and the results of its operations and its cash flows for the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


  As discussed in Note 2, the Company changed its accounting policies to adopt pronouncements of the Financial Accounting Standards Board in 1996.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
April 16, 1997

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                   APPENDIX A
                                 ILLUSTRATIONS

     The following tables demonstrate the way in which your Policy works. The tables are based on the age, initial death benefit and premium as follows:

     The Table is for a Policy issued to a male, non-smoker, age 35 with a scheduled annual premium of $2,000 and an initial Death Benefit of $150,000.

     The table shows how the Cash Value, Cash Surrender Value and Death Benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The table will assist in the comparison of the Death Benefit, Cash Value and Cash Surrender Value of the Policy with other variable life insurance plans.


     The Death Benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions of the Separate Accounts and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or Partial Withdrawals were made during the period of time illustrated.



     The illustration reflects all charges under the Policy and assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflect the deduction of all charges from the Cash Value at their guaranteed maximum levels. They also reflect a daily mortality and expense risk charge assessed against the Separate Accounts equivalent to an annual charge of 0.60% (on a current basis) and 0.90% (on a guaranteed basis) of the assets in the Separate Accounts and a daily asset based administrative charge assessed against the Separate Accounts equivalent to an annual charge of 0.10% on the assets in each Investment Division attributable to the Policies.



     The illustration also reflects total assumed investment advisory fees together with the expenses incurred by the Funds of 0.78% of the average daily net assets of the Funds. The total is based upon (a) 0.47% of average daily net assets, which is an average of the management fees of each Portfolio; (b) 0.14% of average daily net assets of the Funds which is an average of actual administrative fees for each Portfolio; and (c) 0.18% of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Portfolio.



     An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996 for the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Government, MainStay VP Total Return, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity Portfolios. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect the absence of the limitation in 1996. "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios reflect an expense reimbursement agreement effective through December 31, 1997 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ended December 31, 1996 would have been 1.46%, 0.71%, 1.51% and 0.79% for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios, respectively. Numbers for the MainStay VP Convertible Portfolio have been annualized based on the period October 1, 1996 (the date of inception) to December 31, 1996.

     For the Calvert Socially Responsible Portfolio, "Other Expenses" are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. The "Advisory Fee" includes a performance adjustment which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflect an indirect fee of 0.03%. "Total Fund Annual Expenses" after reductions for fees paid indirectly would have been 0.81%.



     A portion of the brokerage commissions that the Fidelity VIP II: Contrafund and Fidelity VIP: Equity Income Portfolios pay was used to reduce the Portfolios' annual expenses. In addition, these Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.71% for the Fidelity VIP II: Contrafund Portfolio and 0.56% for the Fidelity VIP: Equity-Income Portfolio.



     Janus Capital Corporation ("JCC") has agreed to reduce the advisory fee for both Janus Portfolios to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. Absent such reductions, "Advisory Fees" and "Total Fund Annual Expenses" for the fiscal year ended December 31, 1996 would have been:
0.92% and 1.07%, respectively, for the Janus Aspen Balanced Portfolio and 0.77% and 0.91%, respectively, for the Janus Aspen Worldwide Growth Portfolio.



     "Other Expenses" for the Morgan Stanley Emerging Markets Equity Portfolio are estimated for the current fiscal year. Morgan Stanley Asset Management Inc. has agreed to a reduction in its management fees and to reimburse the Morgan Stanley Emerging Markets Equity Portfolio if such fees would cause the "Total Fund Annual Expenses" to exceed 1.75% of average daily net assets. Absent such reductions, it is estimated that "Advisory Fees" and "Total Fund Annual Expenses" for the current fiscal year would be 1.25% and 6.17%, respectively.



     Taking into account the assumed charges for mortality and expense risks and administrative fees in the Separate Accounts and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12% would correspond to actual net investment returns of -1.48%, 4.52% and 10.52%, respectively, based on the current charge for mortality and expense risks, and -1.78%, 4.22% and 10.22%, respectively, based on the guaranteed maximum charge for mortality and expense risks.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.

     The second column of the tables show the amount which would accumulate if an amount equal to the initial premium were invested and earned interest, after taxes, at 5% per year, compounded annually.

     NYLIAC will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial Death Benefit and premium requested. In addition to an illustration assuming Policy charges at their maximum, we will furnish an illustration assuming current Policy charges and current cost of insurance rates.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                      MALE ISSUE AGE:  35, NON-SMOKER
                           SCHEDULED ANNUAL PREMIUM:  $2,000
                           INITIAL FACE AMOUNT:  $150,000
                           LIFE INSURANCE BENEFIT OPTION 1

                           ASSUMING CURRENT CHARGES

                                          END OF YEAR DEATH BENEFIT(2)         END OF YEAR CASH VALUE(2)
                                           ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                TOTAL PREMIUMS PAID        ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
 VALUE(2)       PLUS INTEREST AT 5%      -------------------------------     -----------------------------
POLICY YEAR     AS OF END OF YEAR(1)       0%          6%          12%         0%         6%         12%
-----------     --------------------     -------     -------     -------     ------     ------     -------
      1                  2,100           150,000     150,000     150,000      1,455      1,554       1,652
      2                  4,305           150,000     150,000     150,000      2,648      2,924       3,211
      3                  6,620           150,000     150,000     150,000      4,034      4,580       5,172
      4                  9,051           150,000     150,000     150,000      5,403      6,314       7,343
      5                 11,604           150,000     150,000     150,000      6,754      8,131       9,748
      6                 14,284           150,000     150,000     150,000      8,071     10,017      12,394
      7                 17,078           150,000     150,000     150,000      9,372     11,992      15,325
      8                 20,053           150,000     150,000     150,000     10,640     14,045      18,556
      9                 23,156           150,000     150,000     150,000     11,875     16,180      22,118
     10                 26,414           150,000     150,000     150,000     13,080     18,400      26,049
     15                 45,315           150,000     150,000     150,000     19,058     31,464      53,458
     20                 69,439           150,000     150,000     153,686     23,790     47,130      98,677
     30                139,522           150,000     150,000     356,556     28,444     89,221     294,640

                        END OF YEAR
                    CASH SURRENDER VALUE
                ASSUMING HYPOTHETICAL GROSS
                ANNUAL INVESTMENT RETURN OF
 VALUE(2)       ---------------------------
POLICY YEAR       0%         6%       12%
-----------     ------     ------   -------
      1            753        852       951
      2          2,075      2,350     2,638
      3          3,361      3,906     4,498
      4          4,629      5,540     6,569
      5          5,881      7,257     8,874
      6          7,138      9,083    11,460
      7          8,532     11,152    14,485
      8          9,893     13,298    17,809
      9         11,222     15,526    21,464
     10         12,519     17,840    25,489
     15         18,964     31,371    53,365
     20         23,790     47,130    98,677
     30         28,444     89,221   294,640


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or Partial Withdrawal has been made.

     IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY NEW YORK LIFE INSURANCE AND ANNUITY COMPANY OR THE SEPARATE ACCOUNTS OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                      MALE ISSUE AGE:  35, NON-SMOKER
                           SCHEDULED ANNUAL PREMIUM:  $2,000
                           INITIAL FACE AMOUNT:  $150,000
                           LIFE INSURANCE BENEFIT OPTION 1

                           ASSUMING GUARANTEED CHARGES



                                          END OF YEAR DEATH BENEFIT(2)         END OF YEAR CASH VALUE(2)
                                           ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                TOTAL PREMIUMS PAID        ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
 VALUE(2)       PLUS INTEREST AT 5%      -------------------------------     -----------------------------
POLICY YEAR     AS OF END OF YEAR(1)       0%          6%          12%         0%         6%         12%
-----------     --------------------     -------     -------     -------     ------     ------     -------
      1                  2,100           150,000     150,000     150,000      1,391      1,488       1,585
      2                  4,305           150,000     150,000     150,000      2,518      2,785       3,065
      3                  6,620           150,000     150,000     150,000      3,835      4,361       4,933
      4                  9,051           150,000     150,000     150,000      5,097      5,972       6,962
      5                 11,604           150,000     150,000     150,000      6,323      7,638       9,185
      6                 14,284           150,000     150,000     150,000      7,497      9,345      11,608
      7                 17,078           150,000     150,000     150,000      8,620     11,095      14,252
      8                 20,053           150,000     150,000     150,000      9,677     12,875      17,125
      9                 23,156           150,000     150,000     150,000     10,686     14,703      20,270
     10                 26,414           150,000     150,000     150,000     11,631     16,567      23,702
     15                 45,315           150,000     150,000     150,000     15,414     26,482      46,428
     20                 69,439           150,000     150,000     150,000     17,228     37,240      82,910
     30                139,522           150,000     150,000     288,198     10,356     59,160     238,044


                        END OF YEAR
                   CASH SURRENDER VALUE
                ASSUMING HYPOTHETICAL GROSS
                ANNUAL INVESTMENT RETURN OF
 VALUE(2)       ----------------------------
POLICY YEAR       0%         6%        12%
-----------     ------     ------    -------
      1            689        786        883
      2          1,945      2,212      2,491
      3          3,162      3,688      4,260
      4          4,324      5,199      6,188
      5          5,450      6,765      8,312
      6          6,564      8,412     10,674
      7          7,780     10,255     13,412
      8          8,930     12,128     16,378
      9         10,032     14,049     19,617
     10         11,071     16,006     23,142
     15         15,321     26,389     46,335
     20         17,228     37,240     82,910
     30         10,356     59,160    238,044


------------
(1) All premiums are illustrated as if made at the beginning of the Policy Year.
(2) Assumes no policy loan or Partial Withdrawal has been made.

     IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE INVESTMENT EXPERIENCE OF THE PORTFOLIOS OF THE FUNDS. THE DEATH BENEFIT, CASH VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS ANNUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF ANY POLICY LOANS OR PARTIAL WITHDRAWALS WERE MADE. NO REPRESENTATIONS CAN BE MADE BY NEW YORK LIFE INSURANCE AND ANNUITY COMPANY OR THE SEPARATE ACCOUNTS OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934 , the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $100 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-II, hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.



                       CONTENTS OF REGISTRATION STATEMENT

         This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 97 pages.
                                     ----
         The undertaking to file reports.

         The undertaking pursuant to Rule 484.


         The representation as to the reasonableness of aggregate fees and charges.


         The signatures.

         Written consents of the following persons:

                  (a)      Robert J. Hebron, Esq.

                  (b)      Jane L. Hamrick, Vice President and Actuary

                  (c)      Price Waterhouse, LLP

         The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - previously filed with the initial Registration Statement and filed as Exhibit 1.(1) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410).

         (2)      Not applicable.


         (3)(a)[1]Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084) and filed with Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410).

         (a)[2] Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - previously filed as Exhibit 1.(3)(a)[2] to Post-Effective Amendment No. 3 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410).


              (b) Not applicable.

              (c) Not applicable.

         (4)      Not applicable.


         (5) Form of Policy - previously filed with the initial Registration Statement and filed as Exhibit 1.(5) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410).

         (6)(a)   Certificate of Incorporation of NYLIAC - previously filed as
                  Exhibit 1.A.(6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083) and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617).

              (b) By-Laws of NYLIAC - previously filed as Exhibit 1.A.(6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083) and re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333- 07617).

         (7)      Not applicable.

         (8)      Not applicable.

         (9) (a) Stock Sale Agreement between NYLIAC and New York Life MFA Series Fund, Inc. - previously filed as Exhibit 1.(9) to Pre-Effective Amendment No. 1 to Registration Statement and as
                  Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617).

              (b) Powers of Attorney for the Directors and Officers of NYLIAC -
                  previously filed as Exhibit 1.(9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following:

                  Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                  Richard M. Kernan, Jr., Director
                  Robert D. Rock, Senior Vice President and Director Frederick J. Sievert, Executive Vice President
                   and Director
                  Stephen N. Steinig, Senior Vice President, Chief Actuary
                   and Director
                  Seymour Sternberg, President and Director (Principal Executive Officer)

              (c) Power of Attorney for Maryann L. Ingenito, Vice President and
                  Controller (Principal Accounting Officer) previously filed as
                  Exhibit 1.(9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617).

             (d) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - previously filed as
                  Exhibit 1.(11) to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 and filed as Exhibit 1.(9)(d) Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410).

       (10) Form of Application - previously filed as Exhibit (10) to the initial Registration Statement on Form S-6 and filed as
                  Exhibit 1.(10) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410).

2.       Opinion and Consent of Robert J. Hebron, Esq.
3.       Not applicable.
4.       Not applicable.
5.       Not applicable.
6.       Opinion and Consent of Jane L. Hamrick, Vice President and Actuary.
7.       Consent of Price Waterhouse, LLP.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-II, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 25th day of April, 1997.


                                   NYLIAC VARIABLE UNIVERSAL LIFE
                                   SEPARATE ACCOUNT-II
                                                     (Registrant)

                                   By /s/ Michael G. Gallo
                                      ---------------------------------
                                         Michael G. Gallo
                                         Senior Vice President


                                   NEW YORK LIFE INSURANCE AND
                                   ANNUITY CORPORATION
                                                    (Depositor)


                                   By /s/ Michael G. Gallo
                                      ---------------------------------
                                         Michael G. Gallo
                                         Senior Vice President


As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

  Jay S. Calhoun*              Vice President, Treasurer and
                               Director (Principal Financial Officer)

  Maryann L. Ingenito*         Vice President and Controller (Principal
                               Accounting Officer)

  Richard M. Kernan, Jr.*      Director

  Robert D. Rock*              Senior Vice President and Director

  Frederick J. Sievert*        Executive Vice President and Director

  Stephen N. Steinig*          Senior Vice President, Chief Actuary and
                               Director

  Seymour Sternberg*           President and Director (Principal Executive
                               Officer)




*By /s/ Michael G. Gallo
   --------------------------------
        Michael G. Gallo
        Attorney-in-Fact
        April 25, 1997

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
2.                Opinion and Consent of Robert J. Hebron, Esq.

6.                Opinion and Consent of Jane Hamrick, Actuary

7.                Consent of Price Waterhouse, LLP